MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS SMALL CAP PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 6, 2021

To the Stockholders of the Emerging Markets Small Cap Portfolio:

Notice is hereby given of a Special Meeting of Stockholders (the "Meeting") of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be held by audio teleconference on August 6, 2021, at 9:00 a.m., New York time, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in the Agreement and Plan of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Next Gen Emerging Markets Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Acquiring Fund is also a series of the Company.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Reorganization Agreement attached as Exhibit A thereto. Stockholders of record of the Acquired Fund as of the close of business on June 25, 2021, are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Proxy Statement and Prospectus carefully before voting. The Board of Directors of the Acquired Fund unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization.

Attending the Meeting by Teleconference as a Stockholder of Record

To participate in the Meeting, stockholders must send an email to Shareholdermeetings@computershare.com by 8:30 a.m., Eastern Time, on August 5, 2021 in order to receive a toll-free phone number, participant code and instructions on how a stockholder may submit a vote during the Meeting. The phone number that will be provided will only be active for the date and time of the Meeting.

Registering to Attend the Meeting by Teleconference as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Acquired Fund holdings along with your name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to Shareholdermeetings@computershare.com. Requests for registration for the Meeting must be received no later than 8:30 a.m., Eastern Time, on August 5, 2021. You will receive a confirmation email from Computershare of your registration that will include information on how to participate in the Meeting and a control number that will allow you to vote during the Meeting.

WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE VIA TELEPHONE OR THE INTERNET.

By Order of the Board of Directors,

Mary E. Mullin
Secretary

July 13, 2021

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. Please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

PROXY STATEMENT FOR
MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS SMALL CAP PORTFOLIO
PROSPECTUS FOR
MORGAN STANLEY INSTITUTIONAL FUND, INC.
NEXT GEN EMERGING MARKETS PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Proxy Statement and Prospectus is being furnished to stockholders ("Stockholders") of the Emerging Markets Small Cap Portfolio ("MSIF Emerging Markets Small Cap" or the "Acquired Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), in connection with a Special Meeting of Stockholders (the "Meeting") to be held by audio teleconference on August 6, 2021, at 9:00 a.m., New York time and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between the Company, on behalf of the Acquired Fund, and the Company, on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Acquiring Fund is also a series of the Company.

The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement for the Acquired Fund also constitutes a Prospectus of the Acquiring Fund, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

The Company, and each of the Funds, is an open-end management investment company.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Stockholders of the Acquired Fund should know before voting on the Reorganization. A copy of the prospectus for the Acquiring Fund, dated June 30, 2021, as may be amended and supplemented from time to time, is attached as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 243 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624), and is incorporated herein by reference (the "Acquiring Fund's Prospectus"). Also incorporated herein by reference is the prospectus of the Acquired Fund (the "Acquired Fund's Prospectus"), dated April 30, 2021, as may be amended and supplemented from time to time, which prospectus forms a part of Post-Effective Amendment No. 238 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624).

In addition, also enclosed and incorporated herein by reference is the Annual Report of the Acquiring Fund for the fiscal year ended December 31, 2020 (File No. 811-05624). The Annual Report of the Acquired Fund has been filed with the Commission and is also incorporated herein by reference. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated July 13, 2021, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to each of the Acquired Fund and Acquiring Fund or by visiting the Commission's website at www.sec.gov.

Stockholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated July 13, 2021.

PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	1
Fees and Expenses	3
Stockholder Fees	3
Annual Fund Operating Expenses	4
Example	6
Portfolio Turnover	7
Tax Consequences of the Reorganization	7
Comparison of Acquired Fund and Acquiring Fund	7
Principal Risk Factors	15
Voting Information	19
Record Date	19
Quorum	19
Voting Procedures	19
Expenses of Solicitation	20
Vote Required	20
Performance Information	20
The Reorganization	22
The Board's Considerations	22
The Reorganization Agreement	23
Tax Aspects of the Reorganization	24
Description of Shares	26
Capitalization Tables (unaudited)	26
Appraisal Rights	27
Comparison of Investment Objectives, Principal Investment Strategies and Investment Restrictions	27
Investment Objectives and Principal Investment Strategies	27
MSIF Emerging Markets Small Cap (Acquired Fund)	27
MSIF Next Gen Emerging Markets (Acquiring Fund)	28
Investment Restrictions	29
Additional Information About the Acquiring Fund and the Acquired Fund	30
General	30
Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders	30
Financial Information	31
Stockholder Proposals	31
Management	31
Description of Shares and Stockholder Inquiries	31
Dividends, Distributions and Taxes	31
Purchases, Exchanges and Redemptions	32
Share Information	32
Financial Statements and Experts	36
Legal Matters	36
Available Information	36
Other Business	37
Exhibit A Agreement and Plan of Reorganization	A-1
Exhibit B Prospectus of the Acquiring Fund, dated June 30, 2021, as amended and supplemented from time to time	B-1
Exhibit C Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2020	C-1
Statement of Additional Information	S-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Stockholders of the Acquired Fund, an open-end management investment company, in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Company, on behalf of the Acquired Fund, of proxies ("Proxies") to be used at the Meeting to consider and vote upon the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about July 16, 2021.

Pursuant to the Reorganization Agreement, holders of Class I, Class A, Class C and Class IS shares of the Acquired Fund will receive Class I, Class A, Class C and Class IS shares of the Acquiring Fund, respectively, if the Reorganization is approved by Stockholders of the Acquired Fund. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at net asset value ("NAV") without any sales charges. The Acquiring Fund also has Class L Shares, which have been closed to new investors and are not implicated by the Reorganization. See "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's Prospectus, attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board of Directors of the Company, on behalf of the Acquiring Fund, has authorized the issuance of the Acquiring Fund Shares to Stockholders of the Acquired Fund in connection with the Reorganization.

The information concerning the Acquired Fund and the Acquiring Fund contained herein has been supplied by the Company.

The Reorganization

The Reorganization is being proposed because the Board has determined that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders. The Board has also determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and its Stockholders. Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the Acquiring Fund's and Acquired Fund's investment adviser, proposed the Reorganization to the Board based on MSIM's consideration of, among other factors, the overlap among Morgan Stanley Fund offerings, the goal of finding a cost effective solution to streamline such offerings, reducing costs to stockholders and broadening distribution with scalable investment strategies that have superior long-term performance.

The Reorganization will allow Stockholders of the Acquired Fund to be invested in a fund that is managed according to the same investment objective and restrictions, substantially similar investment process and philosophy, and by members of the same investment team. Although there are differences with respect to the Acquired Fund's and Acquiring Fund's portfolio holdings, market capitalization ranges and underlying allocations across markets, the Acquiring Fund, in accordance with its investment strategies and guidelines, is permitted to hold all the investments of the Acquired Fund. The Acquired Fund and Acquiring Fund share a similar investment universe and offer similar diversification benefits compared to traditional global emerging markets and developed markets.

In addition, the Reorganization is expected to result in the lower total operating expenses for Stockholders of each class of the Acquired Fund and stockholders of the surviving combined fund (the "Combined Fund") as a result of Management's decision to reduce the Acquiring Fund's advisory fee and total operating expense limits (contingent on shareholder approval of the Reorganization) and economies of scale. The fee waivers and/or expense

1

reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. There is no assurance that the advisory fee waivers and/or expense reimbursements will continue and therefore the total expense ratios of the Combined Fund may be higher in the future. MSIM anticipates that both Stockholders of the Acquired Fund and stockholders of the Combined Fund will benefit from the Reorganization as it may create a vehicle that can gather assets more easily given the anticipated scale and potentially reduce stockholder expenses of the Combined Fund as distribution opportunities increase over time. See "The Reorganization—The Board's Considerations."

The Acquiring Fund will be the accounting survivor following the Reorganization.

The Reorganization Agreement provides for the transfer of substantially all the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and the issuance of the Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Stockholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund and, without further notice, the outstanding shares of the Acquired Fund held by the Stockholders will then be redeemed and canceled as permitted by the organizational documents of the Company and applicable law. As a result of the Reorganization, each Stockholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Stockholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization Agreement, holders of Class I, Class A, Class C and Class IS shares of the Acquired Fund will receive Class I, Class A, Class C and Class IS shares of the Acquiring Fund, respectively. The Board has determined that the interests of the Stockholders of each Fund will not be diluted as a result of the Reorganization. The "Valuation Date" is the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing.

Prior to the Reorganization, and subject to market conditions and other factors (such as local regulations relating to the transfer of securities ownership), it is currently expected that approximately 60-70% of the Acquired Fund's portfolio holdings would be sold. The direct costs associated with these transactions (including brokerage commissions, transaction charges and related fees) are currently anticipated to be approximately $150,353.65, which would be borne by the Acquired Fund. The proceeds of such sales would be reinvested in accordance with the Acquiring Fund's investment strategy and policies. In anticipation of the Reorganization, the Acquired Fund may at times not pursue its investment objective or be managed consistent with its stated policies and strategies as it prepares to reorganize into the Acquiring Fund.

It also is currently estimated that such sales of the Acquired Fund's portfolio holdings would result in realized capital gains of approximately $19.8 million for the Acquired Fund, if such sales occurred as of July 7, 2021. Taking into account the Acquired Fund's capital losses and capital loss carry-forwards expected to be available to offset such realized capital gains, it is currently estimated that the Acquired Fund would have net taxable capital gains in the amount of approximately $15.7 million or approximately $2.26 per share (as of July 7, 2021). The Acquired Fund will distribute any undistributed net taxable gains (including any gains with respect to the realignment of its portfolio) prior to the Closing Date, that distribution may be taxable to stockholders of the Acquired Fund. Stockholders should consult their tax advisors regarding the effect, if any, of such anticipated distribution in light of their individual circumstances.

If approved by Stockholders of the Acquired Fund, the Reorganization is currently expected to take place on or about August 13, 2021.

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, which is comprised solely of Directors who are not "interested persons" of the Acquired Fund ("Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"),

2

has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and unanimously recommends that Stockholders vote in favor of (i.e., FOR) the Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Funds. You may pay fees other than the fees and expenses of the Funds, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below. Stockholders' fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets, distribution and/or servicing of its shares (for applicable classes) and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2020. The tables also set forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on December 31, 2020, if the Reorganization had been consummated twelve (12) months prior to that date.

The Class A shares of the Funds are subject to the same sales charges. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative NAV of Class A shares of each Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Acquired Fund's and Acquiring Fund's Prospectuses entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Acquired Fund and Acquiring Fund's Prospectuses entitled "Shareholder Information—Exchange Privilege") and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Acquired Fund's and Acquiring Fund's Prospectuses entitled "Shareholder Information—Exchange Privilege") that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, as shown in the section of the Acquired Fund's and Acquiring Fund's Prospectuses in the entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" and in Appendix A attached to the Acquired Fund's and Acquiring Fund's Prospectuses.

Class I shares may be available on brokerage platforms of firms that have agreements with the Funds' principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

The pro forma fee and expense table and expense example below for the Combined Fund reflects a reduction in the advisory fee for the Acquiring Fund and fee waivers and/or expense reimbursements that will be implemented following the closing of the Reorganization (i.e., if approved by Stockholders of the Acquired Fund).

Stockholder Fees
(fees paid directly from your investment)

MSIF Emerging Markets Small Cap (Acquired Fund)	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None

3

MSIF Emerging Markets Small Cap (Acquired Fund)	Class I	Class A	Class C		Class IS
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	1.00	%(2)	None
Redemption fee (as a percentage of the amount redeemed on redemptions made with 30 days of purchase)	2.00%	2.00%	2.00%		2.00%
MSIF Next Gen Emerging Markets (Acquiring Fund)	Class I	Class A	Class C		Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	1.00	%(2)	None
Redemption fee (as a percentage of the amount redeemed on redemptions made with 30 days of purchase)	2.00%	2.00%	2.00%		2.00%
Pro Forma Combined Fund (MSIF Next Gen Emerging Markets)	Class I	Class A	Class C		Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None(1)	1.00	%(2)	None
Redemption fee (as a percentage of the amount redeemed on redemptions made with 30 days of purchase)	2.00%	2.00%	2.00%		2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

MSIF Emerging Markets Small Cap (Acquired Fund)	Class I	Class A	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	0.71%	1.77%	7.67%	0.71%
Total Annual Fund Operating Expenses(3)	1.96%	3.27%	9.92%	1.96%
Fee Waiver and/or Expense Reimbursement(3)	0.66%	1.62%	7.52%	0.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.30%	1.65%	2.40%	1.25%
MSIF Next Gen Emerging Markets (Acquiring Fund)	Class I	Class A	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses(4)	0.93%	0.99%	1.22%	1.00%
Total Annual Fund Operating Expenses(5)	2.18%	2.49%	3.47%	2.25%
Fee Waiver and/or Expense Reimbursement(5)	0.28%	0.24%	0.47%	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.90%	2.25%	3.00%	1.85%

4

Pro Forma Combined Fund (MSIF Next Gen Emerging Markets)	Class I	Class A	Class C	Class IS
Advisory Fee(6)	1.20%	1.20%	1.20%	1.20%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	0.62%	0.68%	0.91%	0.57%
Total Annual Fund Operating Expenses(7)	1.82%	2.13%	3.11%	1.77%
Fee Waiver and/or Expense Reimbursement(7)	0.57%	0.53%	0.76%	0.57%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(7)	1.25%	1.60%	2.35%	1.20%

(1)  Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Fund Shares" in the Acquired Fund's and Acquiring Fund's Prospectuses for further information about the CDSC waiver categories.

(2)  The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See "Shareholder Information—How to Redeem Fund Shares" in the Acquired Fund's and Acquiring Fund's Prospectuses for a complete discussion of the CDSC.

(3)  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquired Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I, 1.65% for Class A, 2.40% for Class C and 1.25% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Other Expenses include interest expense of 0.05% which is not included in the determination of the expense limitation. Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.85%, 2.20%, 2.95% and 1.80% for Class I, Class A, Class C and Class IS shares, respectively.

(5)  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I, 2.20% for Class A, 2.95% for Class C and 1.80% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Proxy Statement and Prospectus or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(6)  Restated to reflect the Advisory Fee following the Reorganization.

(7)  MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I, 1.60% for Class A, 2.35% for Class C and 1.20% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Restated to reflect fees and expenses and fee waivers and/or expense reimbursements following the reorganization.

5

Example

The example below is intended to help you compare the cost of investing in the Acquired Fund, Acquiring Fund and Combined Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year for the Acquired and Acquiring Funds and the first two years for the Combined Fund). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Acquired Fund's and Acquiring Fund's Prospectuses entitled "Shareholder Information—Conversion Features" for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MSIF Emerging Markets Small Cap (Acquired Fund) If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$132	$551	$996	$2,232
Class A	$684	$1,336	$2,010	$3,800
Class C	$343	$2,180	$3,931	$6,726
Class IS	$127	$547	$992	$2,228
If You HELD Your Shares
Class I	$132	$551	$996	$2,232
Class A	$684	$1,336	$2,010	$3,800
Class C	$243	$2,180	$3,931	$6,726
Class IS	$127	$547	$992	$2,228
MSIF Next Gen Emerging Markets (Acquiring Fund) If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$193	$655	$1,144	$2,492
Class A	$741	$1,238	$1,761	$3,186
Class C	$403	$1,022	$1,763	$3,496
Class IS	$188	$665	$1,169	$2,554
If You HELD Your Shares
Class I	$193	$655	$1,144	$2,492
Class A	$741	$1,238	$1,761	$3,186
Class C	$303	$1,022	$1,763	$3,496
Class IS	$188	$665	$1,169	$2,554
Pro Forma Combined Fund (MSIF Next Gen Emerging Markets) If You SOLD Your Shares	1 Year	3 Years	5 Years	10 Years
Class I	$127	$458	$876	$2,041
Class A	$679	$1,057	$1,514	$2,776
Class C	$338	$813	$1,494	$3,080
Class IS	$122	$443	$850	$1,987
If You HELD Your Shares
Class I	$127	$458	$876	$2,041
Class A	$679	$1,057	$1,514	$2,776
Class C	$238	$813	$1,494	$3,080
Class IS	$122	$443	$850	$1,987

6

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 56% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 140% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's Stockholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives, Principal Investment Strategies and Primary Benchmarks. The Acquired Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies. The principal differences between the principal investment strategies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Investment Strategies and Investment Restrictions" below. The Acquired Fund's and the Acquiring Fund's investment objectives are non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is currently anticipated. The below table shows the investment objectives, principal investment strategies and primary benchmarks of the Acquired Fund and the Acquiring Fund.

MSIF Emerging Markets Small Cap (Acquired Fund)	MSIF Next Gen Emerging Markets (Acquiring Fund)
Investment Objective	Investment Objective
• Seeks long-term capital appreciation	• Seeks long-term capital appreciation
Principal Investment Strategies	Principal Investment Strategies
• The Adviser seeks to achieve the Acquired Fund's investment objective by investing primarily in equity securities of small capitalization companies operating in emerging markets.	• The Fund's Adviser seeks to achieve the Fund's investment objective by investing primarily in growth-oriented equity securities in emerging markets, which include frontier emerging markets.

• The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Acquired Fund's assets among emerging markets based on relative economic, political and social fundamentals and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

• The Adviser's investment approach combines top-down macro and thematic allocation with bottom-up stock selection. The Adviser allocates the Fund's assets among emerging markets, including frontier emerging markets, based on relative economic, political and social fundamentals, market valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

7

MSIF Emerging Markets Small Cap (Acquired Fund)	MSIF Next Gen Emerging Markets (Acquiring Fund)

• The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.

• The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.

• Under normal market conditions, at least 80% of the Acquired Fund's assets will be invested in equity securities of small capitalization companies operating in emerging market countries. A company is considered to be a small capitalization company if it has a total market capitalization of $8 billion or less at the time of purchase.

• Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of companies operating in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

• Emerging market or developing countries are countries that major international financial institutions or the Acquired Fund's benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Acquired Fund's 80% policy, emerging market countries will include frontier emerging market countries.

• Emerging market or developing countries are countries that major international financial institutions or the MSCI Emerging Markets Net Index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

8

MSIF Emerging Markets Small Cap (Acquired Fund)	MSIF Next Gen Emerging Markets (Acquiring Fund)

• The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Acquired Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time.

• The Fund invests primarily in equity securities of companies operating in frontier emerging market countries. The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries include, among others, Albania, Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Bulgaria, Chile, Colombia, Costa Rica, Cote d'Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Ethiopia, Georgia, Ghana, Greece, Guatemala, Guinea, Haiti, Honduras, Hungary, Iceland, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Poland, Philippines, Qatar, Romania, Russia, Rwanda, Saudi Arabia, Serbia, Senegal, Slovenia, Slovakia, South Africa, Sri Lanka, Tanzania, Trinidad & Tobago, Thailand, Turkey, Turkmenistan, Ukraine, United Arab Emirates, Uganda, Uruguay, Uzbekistan, Vietnam, and Zambia. The countries within the "frontier emerging markets" universe, as well as the countries in which the Fund invests, may change from time to time.

• The equity securities in which the Acquired Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Acquired Fund may hold or have exposure to equity securities of companies in any industry or sector.

• The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

• For purposes of maintaining exposure of at least 80% of the Acquired Fund's assets to equity securities of small capitalization companies operating in emerging market countries, the Fund may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to small capitalization companies operating in emerging market countries, and derivative instruments.

• For purposes of maintaining exposure of at least 80% of the Fund's assets to equity securities of companies operating in emerging market countries, which include frontier emerging market countries, the Fund may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to companies operating in emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds ("ETFs"), and derivative instruments as described herein.

9

MSIF Emerging Markets Small Cap (Acquired Fund)	MSIF Next Gen Emerging Markets (Acquiring Fund)

• The Acquired Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Acquired Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent the have economic characteristics similar to the securities included within that policy.

• The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Primary Benchmark	Primary Benchmark
• MSCI Emerging Markets Small Cap Net Index	• MSCI Frontier Emerging Markets Net Index

Fund Management. The Acquiring Fund and Acquired Fund are both managed within MSIM's Emerging Markets Equity team and, if the Reorganization is approved, the Combined Fund is expected to continue to be managed within MSIM's Emerging Markets Equity team. The current members of the team jointly and primarily responsible for the day-to-day management of both the Acquiring Fund and the Acquired Fund are Steven Quattry and Jorge Chirino.

Mr. Quattry has been associated with the Adviser in an investment management capacity since 2011. Mr. Chirino has been associated with the Adviser in an investment management capacity since 2007.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in the Company's Statement of Additional Information.

Investment Advisory Fees. The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of average daily net assets) payable by the Funds is set forth below. Both the Acquiring Fund and the Acquired Fund pay advisory fees on a quarterly basis. The advisory fee set forth below for the Acquiring Fund assumes that the Reorganization has occurred (as discussed further below).

MSIF Emerging Markets Small Cap (Acquired Fund):	1.25% of average daily net assets
MSIF Next Gen Emerging Markets (Acquiring Fund):	1.20% of average daily net assets

Stockholders of the Acquired Fund are expected to benefit from expense savings as a result of the Reorganization as the Combined Fund will have a lower advisory fee and is expected to have a lower net total expense ratio as a result of economies of scale and advisory fee waivers and/or expense reimbursements instituted by MSIM following the Reorganization. Specifically, MSIM has agreed to reduce the Acquiring Fund's advisory fee following the Reorganization and implement new fee waivers and/or expense reimbursements so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment

10

related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I, 1.60% for Class A, 2.35% for Class C, 1.20% for Class IS and 2.10% for Class L shares of the Combined Fund (as noted above, the Class L shares of the Acquiring Fund are not implicated by the Reorganization). The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fee and expense structures of the Combined Fund, which may not be the same as the pro forma combined fees and expenses shown above. There is no assurance that the advisory fee waivers and/or expense reimbursements will continue and therefore the total expense ratios of the Combined Fund may be higher in the future. See "The Reorganization—The Board's Considerations."

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same transfer agent, custodian, distributor, administrator and independent registered public accounting firm. For each Fund, the transfer agent is DST Asset Manager Solutions, Inc., the custodian is State Street Bank and Trust Company, the distributor is Morgan Stanley Distribution, Inc. (the "Distributor"), the administrator is MSIM and the independent registered public accounting firm is Ernst & Young LLP.

Distribution Plan and/or Shareholder Services Plan Fees.

Descriptions of the Plans. The Company has adopted a shareholder services plan (the "MSIF Service Plan") with respect to the Class A shares of the Acquired Fund and of the Acquiring Fund, a distribution and shareholder services plan (the "MSIF Class L Distribution Plan") with respect to the Class L shares of the Acquiring Fund and a separate distribution and shareholder services plan (the "MSIF Class C Distribution Plan" and, together with the MSIF Service Plan and the MSIF Class L Distribution Plan, the "MSIF Plans") with respect to the Class C shares of the Acquired Fund and the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act. Under the MSIF Plans, each of the Acquired Fund and Acquiring Fund, as applicable, pay the Distributor a shareholder services fee in connection with the sale and distribution of its shares and the provision of ongoing services to Stockholders of each such class and the maintenance of stockholder accounts. For a complete description of these arrangements with respect to the Acquired Fund, see the section of the Acquired Fund's Prospectus entitled "Shareholder Information—Distribution of Fund Shares" and the section of the Company's Statement of Additional Information entitled "Distribution and Shareholder Services Plans." For a complete description of these arrangements with respect to the Acquiring Fund, see the section of the Acquiring Fund's Prospectus entitled "Shareholder Information—Distribution of Fund Shares" and the section of the Company's Statement of Additional Information entitled "Distribution and Shareholder Services Plans."

Class A Shares of Acquired Fund/Class A Shares of Acquiring Fund. Under the MSIF Service Plan, each of the Acquired Fund and the Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class A shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A shares. For further information relating to shareholder services applicable to Class A shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and its Annual Report for the fiscal year ended December 31, 2020 is attached hereto as Exhibit C.

Class C Shares of Acquired Fund/Class C Shares of Acquiring Fund. Under the MSIF Class C Distribution Plan, each of the Acquired Fund and the Acquiring Fund may pay a shareholder services fee of up to 0.25% of its Class C shares' average daily net assets on an annualized basis and a distribution fee of up to 0.75% of its Class C shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class C shares. For further information relating to the shareholder services and distribution fees applicable to Class C shares of the Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund. Class I shares of the Acquired Fund and Class I shares of the Acquiring Fund are not subject to the MSIF Plans.

11

Class IS Shares of Acquired Fund/Class IS Shares of Acquiring Fund. Class IS shares of the Acquired Fund and Class IS shares of the Acquiring Fund are not subject to the MSIF Plans.

Other Significant Fees. Each of the Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization. The procedures for purchasing, exchanging and redeeming shares of the Acquired Fund are identical to those of the Acquiring Fund.

Minimum Investments. The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts (each, a "Financial Intermediary"), which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Internal Revenue Code of 1986, as amended (the "Code") (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company's Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified

12

prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Sales Charges. Class A shares of each of the Acquired Fund and the Acquiring Fund are subject to a sales charge equal to a maximum of 5.25%, calculated as a percentage of the offering price on a single transaction. The sales charge is reduced for purchases of $25,000 and over. Class C shares of each of the Acquired Fund and the Acquiring Fund are not subject to an initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC on Class A and Class C shares of the Acquired Fund and the Acquiring Fund may be waived under certain circumstances. For further information relating to sales charges for Class A shares of the Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The initial sales charge applicable to Class A shares of the Acquiring Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization (including by former Stockholders of the Acquired Fund) will be subject to the initial sales charge schedule. No CDSCs will be imposed on Class A or Class C shares of the Acquired Fund that are exchanged for Class A or Class C shares of the Acquiring Fund, respectively, in connection with the Reorganization.

Exchange Privileges. You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a "Morgan Stanley Multi-Class Fund"), if available, without the imposition of an exchange fee. You may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds"), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call a Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company's transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

13

There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Taxes" section and consult your own tax professional about the tax consequences of an exchange.

Dividends and Distributions. Each Fund's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Additional Information. For additional information regarding the purchase and sale of Acquiring Fund shares, tax information relating to the Acquiring Fund and payments to broker-dealers and other financial intermediaries for the sale of Fund shares and related services, please refer to the section of the Acquiring Fund's Prospectus, which is attached to this Proxy Statement, entitled "Fund Summary".

14

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are similar to those of investing in the Acquired Fund. The value of an investment in each Fund is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. There is no assurance that the Acquired Fund or Acquiring Fund will achieve its investment objective and an investor can lose money investing in each Fund. Shares of each Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Acquired Fund and the Acquiring Fund are each subject to the following principal risks: equity securities, foreign and emerging market securities, liquidity, derivatives and market and geopolitical risk. The Acquired Fund is also subject to principal risks related to investing in small cap companies and China and investing through Stock Connect. The Acquiring Fund is also subject to principal risks related to the banking industry, small and mid cap companies, investment company securities and frontier emerging markets securities.

Each fund is subject to the following principal risks:

Equity Securities.  In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Foreign and Emerging Market Securities.  Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged

15

by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

Liquidity.  The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Derivatives.  A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Market and Geopolitical Risk.  The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund's investments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund.

The Acquired Fund only is subject to the following principal risks:

Small Cap Companies.  Investments in small cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

China Risk.  Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions

16

of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund's investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund's investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund's investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns.

The Acquiring Fund only is subject to the following principal risks:

Banking Industry.  Investment opportunities in many frontier emerging markets may be in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund's performance.

Small and Mid Cap Companies.  Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Investment Company Securities.  Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Frontier Emerging Market Securities.  Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption

17

and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, less stringent investor protections and disclosure standards, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Certain frontier market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in frontier markets countries. In addition, a substantial portion of the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

Please see "Additional Information About the Fund's Investment Strategies and Related Risks" in the Acquiring Fund's Prospectus attached hereto as Exhibit B for more information regarding these and other risk factors for the Acquiring Fund. In addition, please see "Additional Information About the Funds' Investment Strategies and Related Risks" in the Acquired Fund's Prospectus, incorporated herein by reference, for more information regarding these and other risk factors for the Acquired Fund. In addition, the latter section of each Fund's Prospectus includes information regarding the ability of the Adviser to make temporary defensive investments.

18

VOTING INFORMATION

Record Date

The Board has fixed the close of business on June 25, 2021, as the record date (the "Record Date") for the determination of Stockholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 6,966,643.737 shares of the Acquired Fund issued and outstanding.

Quorum

Stockholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Stockholders of each class of the Acquired Fund will vote together as a single class in connection with the Reorganization Agreement. The holders of record of one-third of the shares of the Acquired Fund issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

If, however, such quorum is not present or represented at the Meeting, the chairman of the Meeting, an officer of the Company or the Stockholders present or represented by proxy and entitled to vote thereat have the power to adjourn the Meeting from time to time, in accordance with the Company's by-laws, without notice other than announcement at the Meeting, until a quorum shall be present or represented. The chairman of the Meeting, an officer of the Company or the Stockholders present in person or represented by proxy at the Meeting and entitled to vote thereat also have the power to adjourn the Meeting from time to time, in accordance with the Company's by-laws, without notice other than announcement at the Meeting, if the vote required to approve or reject any proposal described in the original notice of the Meeting is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained).

An adjournment of the Meeting may permit further solicitation of Proxies. Abstentions will not be voted either for or against any such adjournment and will not be counted as votes cast. As a result, abstentions will have no effect on the result of the vote on any such adjournment.

Voting Procedures

The enclosed Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. If a Stockholder properly executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Proxies from Stockholders may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Morgan Stanley Institutional Fund, Inc., 522 Fifth Avenue, New York, NY 10036; (ii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted); or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a Proxy; a Stockholder may attend the Meeting in person to revoke a previously provided Proxy and to authorize Proxies to vote their shares in accordance with their new instructions. The Meeting will be held by audio teleconference only, and attendance by such means is further explained in the Notice.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Stockholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to

19

authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Stockholders.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Company, on behalf of the Acquired Fund, may retain Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by CFS is approximately $0. The estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which is estimated to be approximately $162,700, will be borne by the Acquiring Fund.

Vote Required

Approval of the Reorganization by Stockholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Acquired Fund, or (2) 67% or more of the shares of the Acquired Fund represented at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by Proxy. Abstentions are not considered votes "FOR" or "AGAINST" the Reorganization at the Meeting and will not be counted as votes cast. As a result, abstentions have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

If the Reorganization is not approved by Stockholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

PERFORMANCE INFORMATION

For the Acquiring Fund's performance information, see "Fund Summary—Next Gen Emerging Markets Portfolio—Performance Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. Performance Information for the Acquired Fund is set forth below.

MSIF Emerging Markets Small Cap

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class I shares' performance from year-to-year and by showing how the Fund's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund's returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance, before and after

20

taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	6/30/20	27.11%
Low Quarter	3/31/20	-31.35%

Average Annual Total Returns (for the calendar period ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 12/15/2015)
Return Before Taxes	5.80%	5.54%	6.07%
Return After Taxes on Distributions[1]	5.19%	5.18%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	4.35%	4.78%
Class A (commenced operations on 12/15/2015)
Return Before Taxes	-0.14%	4.01%	4.56%
Class C (commenced operations on 12/15/2015)
Return Before Taxes	3.72%	4.37%	4.90%
Class IS (commenced operations on 12/15/2015)
Return Before Taxes	5.84%	5.56%	6.09%
MSCI Emerging Markets Small Cap Net Index (reflects no deduction for fees expenses or taxes)[2]	19.29%	8.19%	9.07%[3]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[4]	20.52%	13.43%	13.57%[3]

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

(2)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)  Since Inception reflects the inception date of the Fund.

(4)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax

21

returns for the Fund's other classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

THE REORGANIZATION

The Board's Considerations

The Board, which is comprised solely of the Independent Directors, unanimously declared advisable and approved the Reorganization Agreement on behalf of the Acquired Fund and determined to recommend that Stockholders of the Acquired Fund approve the Reorganization. In connection with the Board's review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  that there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and Stockholders as a result of the Reorganization;

2.  the same investment objective, substantially similar principal investment strategies and similar risks of the Acquired Fund and Acquiring Fund;

3.  the continuity of the portfolio management teams;

4.  the asset base of the Acquiring Fund as compared to that of the Acquired Fund;

5.  the Acquiring Fund, in accordance with its investment guidelines, is permitted to hold all the investments of the Acquired Fund;

6.  the current and future sales and asset growth potential of the Acquiring Fund as compared to the Acquired Fund;

7.  the potential for broader distribution opportunities of the Acquiring Fund as compared to the Acquired Fund due to the expected scale of the Combined Fund and long-term performance track record;

8.  the expected expense savings for Stockholders of the Acquired Fund and stockholders of the Combined Fund as a result of economies of scale, advisory fee reduction, and advisory fee waivers and/or expense reimbursements instituted by MSIM for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate;

9.  that there is no assurance that the advisory fee waivers and/or expense reimbursements will continue past two years from the date of the Reorganization and therefore the total expense ratios of the Combined Fund may be higher in the future;

10.  that there is expected to be approximately 60-70% portfolio turnover for the Acquired Fund as a result of the Reorganization (estimated figures that are subject to change due to a change in market valuations and portfolio holdings of the Funds ahead of the Reorganization date) and reasons therefor;

11.  the terms and conditions of the Reorganization;

12.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which is estimated to be approximately $162,700, all of which will be borne by the Acquiring Fund; and

13.  the expected tax-free nature of the Reorganization. However, the Board also took into account that portfolio transactions conducted prior to the Reorganization by the Acquired Fund would be expected to generate transaction costs and net capital gains, subject to market conditions and other factors.

22

The Board and MSIM discussed the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline such offerings, reducing costs to stockholders and broadening distribution with scalable investment strategies that have superior long-term performance. The Board and MSIM further discussed differences between the Acquired Fund and Acquiring Fund with regards to portfolio holdings, market capitalization ranges and underlying investment styles. The Board noted that the current investments of the Acquired Fund may be held by the Acquiring Fund in accordance with the investment guidelines of the Acquiring Fund.

The Board further noted that the Acquiring Fund's advisory fee rate will be lower than the Acquired Fund's advisory fee rate and the total annual operating expenses of the Combined Fund are projected to be lower than the total annual operating expenses of the Acquired Fund as a result of the Reorganization. Specifically, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund, so that total annual operating expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I, 1.60% for Class A, 2.35% for Class C, 1.20% for Class IS and 2.10% for Class L. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Board discussed with MSIM the foreseeable short- and long-term effects of the Reorganization on the Acquired Fund and its Stockholders, including the possibility that the Acquiring Fund may experience increased redemptions in the period of time that follows the closing of the Reorganization and that, if this were to occur, it would decrease the anticipated net asset size of the Combined Fund.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Stockholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and that the interests of such Stockholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Stockholders approve the Reorganization.

If Stockholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

The Board also concluded, based on all of the information presented, that the Reorganization is advisable and in the best interests of the Acquiring Fund and its stockholders and that the interests of such stockholders will not be diluted as a result thereof.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, including, without limitation, all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles applied consistently with those of Acquired Fund's most recent audited financial statements, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the issued and outstanding shares of the Acquired Fund would be canceled.

23

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of each class of shares of the Acquired Fund by the NAV per share of the corresponding class of shares of the Acquiring Fund; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Class I shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Class I Stockholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of the Acquiring Fund will be distributed to holders of the Class I shares of the Acquired Fund, each of the Class A shares of the Acquiring Fund will be distributed to holders of Class A shares of the Acquired Fund, each of the Class C shares of the Acquiring Fund will be distributed to holders of the Class C shares of the Acquired Fund and each of the Class IS shares of the Acquiring Fund will be distributed to holders of Class IS shares of the Acquired Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Stockholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders, by mutual consent of the Company, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by July 1, 2022, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. The Acquired Fund shall be liquidated and terminated following the distribution of the Acquiring Fund Shares to Stockholders of record of the Acquired Fund, and without further notice the outstanding shares of the Acquired Fund will be redeemed and canceled.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund and reinvest the proceeds in the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders.

Stockholders of the Acquired Fund will continue to be able to redeem their shares of the Acquired Fund at NAV next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets

24

for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to Stockholders who may be subject to special treatment under federal income tax laws.

As of December 31, 2020 (the Funds' most recent fiscal year end), the Acquired Fund and the Acquiring Fund each had approximately $8.5 million and $85 million in capital loss carryforwards, respectively, which do not expire.

Tax Consequences of the Reorganization to Stockholders.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions and facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Stockholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Stockholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its stockholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.

The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and

25

administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

The Acquiring Fund's ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund's own pre-Reorganization losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund's pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of stockholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, stockholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Although these rules are not currently expected to have a significant effect on the Funds or their stockholders, any effect would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefore, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund Shares, see "Shareholder Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of June 30, 2021, and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

MSIF Emerging Markets Small Cap (Acquired Fund)	Class I	Class A	Class C	Class IS	Total
Net Assets	$100,572,022	$312,068	$31,050	$14,837	$100,929,977
Pro Forma Adjustments	—	—	—	—	—
Net Asset Minus Pro Forma Adjustments	$100,572,022	$312,068	$31,050	$14,837	$100,929,977
Shares Outstanding	6,940,628	21,756	2,220	1,023	6,965,627
Net Asset Value Per Share	$14.49	$14.34	$13.99	$14.50	—

MSIF Next Gen Emerging Markets (Acquiring Fund)	Class I	Class A	Class L	Class C	Class IS	Total
Net Assets	$66,022,614	$9,298,117	$433,242	$934,202	$373,803	$77,061,978
Pro Forma Adjustments†	$(139,393)	$(19,631)	$(915)	$(1,972)	$(789)	$(162,700)
Net Asset Minus Pro Forma Adjustments	$65,883,221	$9,278,486	$432,327	$932,230	$373,014	$76,899,278
Shares Outstanding	2,879,904	406,635	19,125	42,054	16,299	3,364,017
Net Asset Value Per Share	$22.88	$22.82	$22.61	$22.17	$22.89	—

26

Pro Forma Combined Fund (MSIF Next Gen Emerging Markets)	Class I	Class A	Class L	Class C	Class IS	Total
Net Assets	$166,455,243	$9,590,554	$432,327	$963,280	$387,851	$177,829,255
Shares Outstanding	2,879,904	406,635	19,125	42,054	16,299	3,364,017
Pro Forma Adjustments††	4,395,630	13,675	—	1,401	648	4,411,354
Shares Outstanding plus Pro Forma Adjustments	7,275,534	420,310	19,125	43,455	16,947	7,775,371
Net Asset Value Per Share	$22.88	$22.82	$22.61	$22.17	$22.89	—

†  Reflects the charge for estimated Reorganization expenses of $139,393, $19,631, $915, $1,972 and $789 by Class I, Class A, Class L, Class C and Class IS shares, respectively, attributable to the Acquiring Fund.

††  Reflects the reduction of Class I, A, C and IS shares issued by the Acquiring Fund to account for the lesser net asset value per share of each class of the Acquired Fund.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Objectives and Principal Investment Strategies

The investment objectives and a description of the principal investment strategies of the Acquired Fund and the Acquiring Fund are set forth below:

	MSIF Emerging Markets Small Cap (Acquired Fund)	MSIF Next Gen Emerging Markets (Acquiring Fund)
Investment Objective	• Seeks long-term capital appreciation	• Seeks long-term capital appreciation
	• The Acquired Fund's investment objective is non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is anticipated	• The Acquiring Fund's investment objective is non-fundamental and may be changed by the Company's Board of Directors without stockholder approval, but no change is anticipated

MSIF Emerging Markets Small Cap (Acquired Fund)

The Adviser seeks to achieve the Fund's investment objective by investing primarily in equity securities of small capitalization companies operating in emerging markets.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund's assets among emerging markets based on relative economic, political and social fundamentals and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.

27

Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities of small capitalization companies operating in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

A company is considered to be a small capitalization company if it has a total market capitalization of $8 billion or less at the time of purchase.

Emerging market or developing countries are countries that major international financial institutions or the Fund's benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Fund's 80% policy, emerging market countries will include frontier emerging market countries.

The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies in any industry or sector.

For purposes of maintaining exposure of at least 80% of the Fund's assets to equity securities of small capitalization companies operating in emerging market countries, the Fund may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to small capitalization companies operating in emerging market countries, and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIF Next Gen Emerging Markets (Acquiring Fund)

The Fund's Adviser seeks to achieve the Fund's investment objective by investing primarily in growth-oriented equity securities in emerging markets, which include frontier emerging markets.

The Adviser's investment approach combines top-down macro and thematic allocation with bottom-up stock selection. The Adviser allocates the Fund's assets among emerging markets, including frontier emerging markets based on relative economic, political and social fundamentals, market valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company

28

management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of companies operating in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

Emerging market or developing countries are countries that major international financial institutions or the MSCI Emerging Markets Net Index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund invests primarily in equity securities of companies operating in frontier emerging market countries. The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries include, among others, Albania, Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Bulgaria, Chile, Colombia, Costa Rica, Cote d'Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Ethiopia, Georgia, Ghana, Greece, Guatemala, Guinea, Haiti, Honduras, Hungary, Iceland, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Poland, Philippines, Qatar, Romania, Russia, Rwanda, Saudi Arabia, Serbia, Senegal, Slovenia, Slovakia, South Africa, Sri Lanka, Tanzania, Trinidad & Tobago, Thailand, Turkey, Turkmenistan, Ukraine, United Arab Emirates, Uganda, Uruguay, Uzbekistan, Vietnam, and Zambia. The countries within the "frontier emerging markets" universe, as well as the countries in which the Fund invests, may change from time to time.

For purposes of maintaining exposure of at least 80% of the Fund's assets to equity securities of companies operating in emerging market countries, which include frontier emerging market countries, the Fund may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to companies operating in emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds ("ETFs"), and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental and non-fundamental policies are the same and are summarized under the caption "Investment Limitations" in the Statement of Additional Information, dated April 30, 2021, as amended and supplemented from time to time, for the Acquired Fund and the

29

Statement of Additional Information, dated June 30, 2021, as amended and supplemented from time to time, for the Acquiring Fund.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Fund Summary—Next Gen Emerging Markets Portfolio," "Details of the Fund—Next Gen Emerging Markets Portfolio" and "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For a discussion of the organization and operation of the Acquired Fund, see "Fund Summary—Emerging Markets Small Cap Portfolio," "Details of the Funds—Emerging Markets Small Cap Portfolio" and "Fund Management" in the Acquired Fund's Prospectus.

For a discussion of the organization and operation of the Company, see "General Information—Company History" in the Company's Statement of Additional Information.

Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders

Each of the Acquiring Fund and the Acquired Fund is organized as a separate portfolio of the Company, a Maryland corporation that is governed by its Charter, as amended and supplemented, Amended and Restated By-Laws, as may be amended from time to time, and Maryland law. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Maryland law, the Company's Board of Directors, on behalf of the Acquired Fund and the Acquiring Fund, has authorized the issuance of a specific number of shares of stock, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or the number of shares of stock of any class which the Company has the authority to issue. The Company's organizational documents allow the Board of Directors to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes.

Neither the Charter, as amended and supplemented, nor the Amended and Restated By-Laws of the Company contain specific provisions regarding the personal liability of stockholders. However, under the Maryland General Corporation Law, stockholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a stockholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the stockholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the stockholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the stockholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

Neither Fund is required, and neither Fund anticipates, holding annual meetings of its Stockholders. The Company has certain mechanics whereby stockholders can call a special meeting of each Fund. Stockholders of each Fund generally have the right to approve investment advisory agreements, elect directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the organizational documents of the Company or deemed desirable by the Board of Directors.

30

The business of the Acquiring Fund and the Acquired Fund is supervised by the Board of the Company. For the Company, Director vacancies generally may be filled by approval of a majority of the Directors then in office subject to provisions of the 1940 Act. The term of a Director lasts until the election of such person's successor, or until such person's earlier resignation, removal or death. Directors of the Company may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting, provided a quorum is present.

The foregoing is only a summary of applicable law and the Company's organizational documents. It is not intended to be a complete list of relevant provisions and Stockholders should refer to the provisions of the Company's organizational documents for a more thorough comparison. Such documents are filed as part of the Company's registration statements with the Commission, and Stockholders may obtain copies of such documents as described herein.

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to such Fund in its respective Prospectus or Annual Report for the fiscal year ended December 31, 2020. The Acquiring Fund's Prospectus is attached hereto as Exhibit B.

Stockholder Proposals

The Funds are not required and do not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act. Stockholders who would like to submit proposals for consideration at future stockholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a stockholders' meeting, rules promulgated by the Commission require that, among other things, a stockholder's proposal must be received at the offices of the Company within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Directors, MSIM and the Distributor of both the Acquiring Fund and the Acquired Fund, see "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and "Management of the Company" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information.

Description of Shares and Stockholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For a description of the nature and most significant attributes of shares of the Acquired Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquired Fund's Prospectus.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "General Information" and "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends,"

31

"Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquired Fund's Prospectus, "General Information" and "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of how the Acquired Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Fund Shares" and "—How To Redeem Fund Shares" in the Acquired Fund's Prospectus, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquiring Fund's Prospectus. For a discussion of the Acquired Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquired Fund's Prospectus.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquired Fund as of the Record Date:

Fund	Name and Address	% of Class	Estimated Pro Forma Percentage of Ownership of Combined Fund after Reorganization
Class I Emerging Markets Small Cap	Attn Mutual Fund Admin* C/O Laird Norton Bank ID # 568 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	41.73%	30.00%
	Morgan Stanley Investment Management* Attn Michael Agosta 750 Seventh Ave 12th FL New York, NY 10019-6835	29.41%	21.15%

32

Fund	Name and Address	% of Class	Estimated Pro Forma Percentage of Ownership of Combined Fund after Reorganization
	Charles Schwab & Co Inc* Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	26.20%	18.84%
Class A Emerging Markets Small Cap	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	50.40%	2.57%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	21.66%	1.11%
	TD Ameritrade Inc For The Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	16.71%	0.85%
Class C Emerging Markets Small Cap	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	54.69%	2.69%
	Morgan Stanley Investment Management Attn Michael Agosta 750 Seventh Ave 12th FL New York, NY 10019-6835	45.29%	2.22%
Class IS Emerging Markets Small Cap	Morgan Stanley Investment Management Attn Michael Agosta 750 Seventh Ave 12th FL New York, NY 10019-6835	100.00%	5.92%

*  As of the Record Date, owned of record or beneficially more than 25% of the outstanding voting securities of the Fund. A stockholder who beneficially owns, either directly or through one or more controlled companies, more than 25 percent of the voting securities of a fund may be presumed to "control" (as that term is defined in the 1940 Act) such fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns a sufficient number of a fund's outstanding voting securities, then, for certain proposals, one or more such control persons may be able to approve, or to prevent approval, of such proposals without regard to votes by other stockholders. Morgan Stanley Investment Management is the adviser to the Fund, and anticipates voting its shares in favor of the Reorganization. Morgan Stanley is the parent of the Morgan Stanley Investment Management.

33

As of July 1, 2021, the Directors and officers of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of a class of the Acquired Fund.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquiring Fund as of the Record Date:

Fund	Name and Address	% of Class	Estimated Pro Forma Percentage of Ownership of Combined Fund after Reorganization
Class I Next Gen Emerging Markets	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd Attn Mutual Funds Dept Jersey City, NJ 07310-1995	25.80%	7.25%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.04%	6.75%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	13.53%	3.80%
Class A Next Gen Emerging Markets	National Financial Services LLC For Exclusive Benefit of our Cust Attn Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	33.38%	31.68%
	Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	21.52%	20.42%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.55%	18.55%

34

Fund	Name and Address	% of Class	Estimated Pro Forma Percentage of Ownership of Combined Fund after Reorganization
	Wells Fargo Clearing Services LLC A/C 1699-1035 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	11.05%	10.49%
Class C Next Gen Emerging Markets	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	64.05%	60.90%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	14.64%	13.92%
	UBS WM USA 000 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	12.10%	11.51%
Class IS Next Gen Emerging Markets	The Vanguard Fiduciary Trust Co MSDW Class A Funds PO Box 2600 VM 613 Outside Funds Valley Forge, PA 19482-2600	94.76%	89.15%
Class L Next Gen Emerging Markets	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	48.30%	48.30%

35

Fund	Name and Address	% of Class	Estimated Pro Forma Percentage of Ownership of Combined Fund after Reorganization
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	37.69%	37.69%
	Robert W Baird & Co Inc A/C 4745-0220 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	13.13%	13.13%

As of July 1, 2021, the Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of a class of the Acquiring Fund.

The stockholders set forth in the foregoing table are the stockholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein. The Company generally has no knowledge whether all or any portion of the shares owned of record are also owned beneficially.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2020, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY. Such firm will rely on Maryland counsel as to certain matters of Maryland law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Prospectus of the Acquiring Fund, dated June 30, 2021, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 243 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (ii) the Prospectus of the Acquired Fund, dated April 30, 2021, which Prospectus forms a part of Post-Effective Amendment No. 238 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); and (iii) the Acquiring Fund's and the Acquired Fund's Annual Report for the fiscal year ended December 31, 2020.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record. Reports and other information about the Funds and

36

the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournments or postponements thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

By Order of the Board of Directors,

Mary E. Mullin
Secretary

July 13, 2021

37

[This page intentionally left blank]

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of July 1, 2021, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of the Next Gen Emerging Markets Portfolio ("Acquiring Fund"), and the Company, on behalf of the Emerging Markets Small Cap Portfolio ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and (ii) the issuance by Acquiring Fund of shares of certain classes of common stock, par value $0.001 per share, of Acquiring Fund (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund ("Acquired Fund Stockholders") in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company, on behalf of Acquired Fund, agrees to transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles ("GAAP") applied consistently with those of Acquired Fund's most recent audited financial statements.

  (b)  On or prior to the Valuation Date, the Company, on behalf of Acquired Fund, will provide Acquiring Fund, with a list of all of the Acquired Fund Assets to be transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. The Company, on behalf of Acquired Fund, reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  The Company, on behalf of Acquired Fund, will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of the Company, on behalf of Acquired Fund, as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements.

1.4.  The Company, on behalf of Acquired Fund, will on or before the Closing Date (a) declare one or more dividends so that Acquired Fund will have declared dividends of all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, for such taxable year ending with the Closing Date and all previous taxable years (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5.  On the Closing Date or as soon as practicable thereafter, the Company, on behalf of Acquired Fund, will distribute or cause to be distributed Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to the Acquired Fund Stockholders. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class I shares of Acquired Fund, each of the Class A shares of Acquiring Fund will be distributed to holders of Class A shares of Acquired Fund, each of the Class C shares of Acquiring Fund will be distributed to holders of Class C shares of Acquired Fund and each of the Class IS shares of Acquiring Fund will be distributed to the holders of Class IS shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by an officer of the Company, on behalf of Acquired Fund, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund Stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus and the Company's Statement of Additional Information with respect to Acquiring Fund, each as may be supplemented.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, the Company, on behalf of Acquired Fund, shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Acquired Fund Stockholders, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state "blue sky" laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of the Company, on behalf of Acquiring Fund, or their designee, and officers of the Company, on behalf of Acquiring Fund, or their designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.   Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties hereto (such time and date being hereinafter called the "Valuation Date"), all in accordance with the valuation procedures that have been duly adopted by the Company, as well as Acquiring Fund's then current Prospectus and the Company's Statement of Additional Information with respect to Acquiring Fund, each as may be supplemented, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2.  The net asset value of an Acquiring Fund Share shall be determined by Acquiring Fund in the manner described in the Company's valuation procedures as well as Acquiring Fund's then current Prospectus and the Company's Statement of Additional Information with respect to Acquiring Fund, each as may be supplemented.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by DST Asset Manager Solutions, Inc. ("DST"), or any acquiring successor thereof, in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause DST to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties hereto (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location or by such other means as is mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3.  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and the Company, on behalf of Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, the Company, on behalf of Acquired Fund, shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by an officer of the Company, on behalf of Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. If requested, the Company, on behalf of Acquiring Fund, shall issue and deliver to such officer a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, the Company, on behalf of Acquired Fund, and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). The Company, on behalf of Acquired Fund, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of Acquiring Fund, and the Company, on behalf of Acquired Fund, agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  The Company, on behalf of Acquired Fund, will call a meeting of Acquired Fund Stockholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. The Company, on behalf of Acquired Fund, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective Prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  The Company, on behalf of Acquired Fund, will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Company, on behalf of Acquiring Fund, and the Company, on behalf of Acquired Fund, covenants that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  The Company, on behalf of Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer, on behalf of Acquired Fund, and shall be in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements. As promptly as practicable, but in any case within 60 days after the Closing Date, the Company, on behalf of Acquired Fund, shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by the Treasurer of the Company, on behalf of Acquired Fund, of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, the Company, on behalf of Acquired Fund, (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2 (k)).

4.8.  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by state "blue sky" and securities laws as it may deem appropriate in order to continue Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a portfolio of classes of common stock of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquiring Fund and Statement of Additional Information of the Company with respect to Acquiring Fund, each as may be supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Charter or Bylaws, each as amended, supplemented and/or restated (the "Charter" and the "Bylaws" respectively), or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date, and its results of such operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  All issued and outstanding shares of Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been or will be filed and are or will be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been or will be paid or provision has been or will be made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2020, there has been no change by the Company in accounting methods, principles, or practices, including those required by GAAP;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund, as follows:

  (a)  Acquired Fund is a portfolio of classes of common stock of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquired Fund and Statement of Additional Information of the Company with respect to Acquired Fund, each as may be supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Charter or Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of such operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company, on behalf of Acquired Fund, and subject to the approval of Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Company's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been or will be filed and are or will be correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been or will be paid or provision has been or will be made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund's Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  The Company, on behalf of Acquired Fund, will, on or prior to the Closing Date, declare one or more dividends or other distributions to Acquired Fund Stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

  (p)  The Company, on behalf of Acquired Fund, has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  The Company, on behalf of Acquired Fund, is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Company, on behalf of Acquiring Fund, shall have delivered to the Company, on behalf of Acquired Fund, a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  The Company, on behalf of Acquired Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  The Company is a validly existing Maryland corporation and has the corporate power to own all of its properties and assets and to conduct business as described in its Charter (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the issuance of the Acquiring Fund Shares has been duly authorized by all necessary corporate action on the part of the Company, and when such Acquiring Fund Shares are issued and delivered by the Company as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued, fully paid and non-assessable, and the issuance of the Acquiring Fund Shares by the Company will not be subject to any preemptive or similar rights arising under the Company's Charter or Bylaws or under the Maryland General Corporation Law (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or Bylaws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's distribution and/or shareholder services plans from those described in Acquiring Fund's Prospectus dated June 30, 2021, as may be supplemented, and the Company's Statement of Additional Information with respect to Acquiring Fund dated June 30, 2021, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the Company made on behalf of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  The Company, on behalf of Acquired Fund, shall have delivered to the Company, on behalf of Acquiring Fund, at the Closing a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3.  The Company, on behalf of Acquired Fund, shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Company, on behalf of Acquired Fund;

7.4.  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  The Company is a validly existing Maryland corporation and has the corporate power to own all of its properties and assets and to conduct business as described in its Charter (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or Bylaws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that Acquiring Fund, by reason of limitations of the Company's Charter, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of the Company, on behalf of Acquired Fund, and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Charter and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state "blue sky" and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or the Company, on behalf of Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  The Company, on behalf of Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's (i) investment company taxable income (computed without regard to any deduction for dividends paid), (ii) net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) and (iii) net tax-exempt income, if any, for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of the Acquired Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.   Fees and Expenses

The Acquiring Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be approximately $162,700. The expenses borne by the Acquiring Fund shall not exceed the estimated stockholder expense savings over two years, which is estimated to be approximately $918,014.

10.   Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.   Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of the Company, on behalf of Acquired Fund, and the Company, on behalf of Acquiring Fund;

  (b)  by either the Company, on behalf of Acquiring Fund, or the Company, on behalf of Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before July 1, 2022; or

  (c)  by either the Company, on behalf of Acquiring Fund, or the Company, on behalf of Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the Company, on behalf of Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the Company, on behalf of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquiring Fund, or the directors or officers of the Company, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Company, acting on behalf of Acquiring Fund, and signed by an authorized officer of the Company, acting on behalf of Acquiring Fund, and neither such authorization by such directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6.  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquired Fund, or the directors or officers of the Company, acting on behalf of Acquired Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Company, acting on behalf of Acquired Fund, and signed by an authorized officer of the Company, acting on behalf of Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquiring Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer
MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquired Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer

Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Next Gen Emerging Markets Portfolio

Prospectus | June 30, 2021

Share Class and Ticker Symbol
Fund	Class I	Class A	Class L	Class C	Class IS
Next Gen Emerging Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX

e-DELIVERY: Go Paperless. It’s faster, easier and greener. Sign up today at: www.icsdelivery.com May not be available for all accounts.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFINGEMPRO 6/21

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Next Gen Emerging Markets Portfolio

Investment Objective

The Next Gen Emerging Markets Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 21 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C		Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None (1)	None	1.00	%(2)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses(3)	0.93%	0.99%	1.49%	1.22%	1.00%
Total Annual Fund Operating Expenses(4)	2.18%	2.49%	3.49%	3.47%	2.25%
Fee Waiver and/or Expense Reimbursement(4)	0.28%	0.24%	0.74%	0.47%	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.90%	2.25%	2.75%	3.00%	1.85%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus

1

entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$193	$655	$1,144	$2,492
Class A	$741	$1,238	$1,761	$3,186
Class L	$278	$1,003	$1,749	$3,717
Class C	$403	$1,022	$1,763	$3,496
Class IS	$188	$665	$1,169	$2,554

If You HELD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$193	$655	$1,144	$2,492
Class A	$741	$1,238	$1,761	$3,186
Class L	$278	$1,003	$1,749	$3,717
Class C	$303	$1,022	$1,763	$3,496
Class IS	$188	$665	$1,169	$2,554

(1)         Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

(2)         The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.

(3)         Other Expenses include interest expense of 0.05% which is not included in the determination of the expense limitation. Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.85%, 2.20%, 2.70%, 2.95% and 1.80% for Class I, Class A, Class L, Class C and Class IS shares, respectively.

(4)         The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I, 2.20% for Class A, 2.70% for Class L, 2.95% for Class C and 1.80% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser seeks to achieve the Fund’s investment objective by investing primarily in growth-oriented equity securities in emerging markets, which include frontier emerging markets.

The Adviser’s investment approach combines top-down macro and thematic allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among emerging markets, including frontier emerging markets, based on relative economic, political and social fundamentals, market valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Emerging market or developing countries are countries that major international financial institutions or the MSCI Emerging Markets Net Index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or

2

developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund invests primarily in equity securities of companies operating in frontier emerging market countries. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries include, among others, Albania, Algeria, Argentina, Bahrain, Bangladesh, Bolivia, Botswana, Bulgaria, Chile, Colombia, Costa Rica, Cote d’Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Ethiopia, Georgia, Ghana, Greece, Guatemala, Guinea, Haiti, Honduras, Hungary, Iceland, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Poland, Philippines, Qatar, Romania, Russia, Rwanda, Saudi Arabia, Serbia, Senegal, Slovenia, Slovakia, South Africa, Sri Lanka, Tanzania, Trinidad & Tobago, Thailand, Turkey, Turkmenistan, Ukraine, United Arab Emirates, Uganda, Uruguay, Uzbekistan, Vietnam, and Zambia. The countries within the “frontier emerging markets” universe, as well as the countries in which the Fund invests, may change from time to time.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies operating in emerging market countries, which include frontier emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies operating in emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds (“ETFs”), and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•         Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•         Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor

3

perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•         Banking Industry. Investment opportunities in many frontier emerging markets may be in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•         Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•         Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, less stringent investor protections and disclosure standards, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Certain frontier market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States,

4

in particular, in frontier markets countries. In addition, a substantial portion of the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•         Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•         Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•         Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•         Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Company, on behalf of the Fund, and Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Frontier Predecessor Fund”), on September 17, 2012 the Fund acquired all of the assets and liabilities of the Frontier Predecessor Fund in exchange for Class I shares of the Fund (the “Frontier Reorganization”). As a result of the Frontier Reorganization, the Fund is the accounting successor of the Frontier Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Frontier Reorganization, the historical performance of the Frontier Predecessor Fund. The Frontier Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The Fund changed its name from Frontier Emerging Markets Portfolio to Frontier Markets Portfolio effective March 31, 2017. In addition, the Fund changed its name from Frontier Markets Portfolio to Next Gen Emerging Markets Portfolio effective June 30, 2021.

5

The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’* performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im. or by calling toll-free (800) 548-7786.

Annual Total Returns*—Calendar Years

* Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

The year-to-date total return as of March 31, 2021 was 4.26%.

High Quarter	06/30/20	30.60%
Low Quarter	03/31/20	-30.06%

Average Annual Total Returns

(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/25/2008)
Return Before Taxes(1)	14.02%	4.49%	3.62%	1.63%
Return After Taxes on Distributions(1),(2)	14.01%	4.21%	3.41%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.30%	3.56%	2.94%	1.33%
Class A (commenced operations on 9/14/2012)
Return Before Taxes	7.61%	3.02%	N/A	4.85%
Class L (commenced operations on 9/14/2012)
Return Before Taxes	13.01%	3.55%	N/A	4.92%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	11.74%	3.35%	N/A	0.22%
Class IS (commenced operations on 2/27/2015)
Return Before Taxes	14.02%	4.52%	N/A	1.77%
MSCI Frontier Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)(3)	-2.66%	4.77%	1.40%	-0.30	%(4)
MSCI Frontier Markets Net Index (reflects no deduction for fees, expenses or taxes)(5)	1.43%	6.25%	3.26%	-0.20	%(4)
Lipper Frontier Markets Funds Average (reflects no deduction for taxes)(6)	6.79%	4.82%	1.97%	1.09	%(4)

(1)         Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

(2)         These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

6

(3)         The MSCI Frontier Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of all countries from the MSCI Frontier Markets Index and the lower-sized economies of emerging market countries of the MSCI Emerging Markets Index. The MSCI Frontier Emerging Markets Net Index currently consists of 33 frontier emerging country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index. Effective June 30, 2021, the Fund changed its primary benchmark to the MSCI Frontier Emerging Markets Net Index because the Adviser believes it is a more appropriate benchmark for the Fund.

(4)         Since Inception reflects the inception date of Class I.

(5)         The MSCI Frontier Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Net Index currently consists of 27 frontier market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(6)         Lipper Frontier Markets Funds Average tracks the performance of all funds in the Lipper Frontier Markets Funds classification.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Date Began
Name	Title with Adviser	Managing Fund
Steven Quattry	Executive Director	January 2019
Jorge Chirino	Vice President	April 2021

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount,

7

may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Fund

Next Gen Emerging Markets Portfolio

Investment Objective

The Next Gen Emerging Markets Portfolio seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in growth-oriented equity securities in emerging markets, which include frontier emerging markets. The Adviser’s investment approach combines top-down macro and thematic allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among emerging markets, including frontier emerging markets, based on relative economic, political and social fundamentals, market valuations and investor sentiment.

Process

The Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets countries, which include frontier emerging markets countries, and allocate the Fund’s assets among emerging markets, including frontier emerging markets, based on relative economic, political and social fundamentals, market valuations and investor sentiment.

The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Emerging market or developing countries are countries that major international financial institutions or the MSCI Emerging Markets Net Index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.

The Fund invests primarily in equity securities of companies operating in frontier emerging market countries. The Adviser considers a company to be located in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in frontier emerging markets countries or has at least 50% of its assets, core business operations and/or employees in frontier emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country. The Adviser applies a similar test when considering whether a company is located in an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country. For example, a company that derives 50% or more of its annual revenues or profits from services performed in a frontier emerging market country can be deemed to be operating in that country even though it was organized under the laws of another country and its principal trading market is also a different country.

In addition, certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in a frontier emerging market country or emerging market country and, while exposing the Fund’s assets to the economic benefits of investing in a frontier emerging market country or emerging market country, may not do so to the same extent as an issuer with a principal trading market in a frontier emerging market country or emerging market country.

The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries include, among others, Albania, Algeria, Argentina, Bahrain, Bangladesh, Bolivia,

9

Botswana, Bulgaria, Chile, Colombia, Costa Rica, Cote d’Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Estonia, Ethiopia, Georgia, Ghana, Greece, Guatemala, Guinea, Haiti, Honduras, Hungary, Iceland, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Poland, Philippines, Qatar, Romania, Russia, Rwanda, Saudi Arabia, Serbia, Senegal, Slovenia, Slovakia, South Africa, Sri Lanka, Tanzania, Trinidad & Tobago, Thailand, Turkey, Turkmenistan, Ukraine, United Arab Emirates, Uganda, Uruguay, Uzbekistan, Vietnam, and Zambia. The countries within the “frontier emerging markets” universe, as well as the countries in which the Fund invests, may change from time to time.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies operating in emerging market countries, which include frontier emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to companies operating in emerging market countries, securities of other open- and closed-end investment companies, including ETFs, and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

10

Morgan Stanley Institutional Fund, Inc. Prospectus | Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Fund’s market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.

A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or

11

resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.

Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

Banking Industry

Investment opportunities in many frontier emerging markets may be in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

ESG Investment Risk

The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. The Fund’s use of exclusionary criteria related to ESG criteria may result in the Fund buying certain securities or forgoing opportunities to buy certain securities. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.

Foreign Investing

To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for the Fund’s investments in securities of issuers located in emerging market or developing countries.

12

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/ or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.

The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the

13

cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

14

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, or swap, or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

CFDs. A CFD is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post

15

margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which the Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

Liquidity

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Large Shareholder Transactions Risk

The Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.

Investment Discretion

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

16

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.

A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.

Advisory Fees

For the fiscal year ended December 31, 2020, the Adviser received a fee for advisory services (net of fee waivers, if applicable) in an amount equal to 1.03% of the Fund’s average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.85% for Class I, 2.20% for Class A, 2.70% for Class L, 2.95% for Class C and 1.80% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Portfolio Management

Next Gen Emerging Markets Portfolio

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Steven Quattry and Jorge Chirino.

Mr. Quattry has been associated with the Adviser in an investment management capacity since 2011. Mr. Chirino has been associated with the Adviser in an investment management capacity since 2007.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

17

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The Company currently offers investors Class I, Class A, Class C and Class IS shares of the Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the applicable minimum initial investment amount for a class of shares of the Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Fund. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of the Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C

18

shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.

The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund. For more information, please see the Company’s SAI.

About Net Asset Value

The NAV of a class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.

The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “The Fund’s Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.

Pricing of Fund Shares

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Company’s SAI.

19

How To Purchase Fund Shares

You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.

With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.

Initial Purchase by Wire

You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2101

ABA #011000028

DDA #00575373

Attn: Morgan Stanley Institutional Fund, Inc.

Subscription Account

Ref: (Fund Name, Account Number, Account Name)

Additional Investments

You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase

20

by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”

Sales Charges Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
	Percentage of Public	Approximate Percentage of	Dealer Commission as a
Amount of Single Transaction	Offering Price	Net Amount Invested	Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over(1)	0.00%	0.00%	0.00%

(1)                                 The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•          A single account (including an individual, a joint account, a trust or fiduciary account).

•          A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•          An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•          An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•          Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•          Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•          Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•          Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•          Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•          Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•          Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

21

•          Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•          Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•          The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.

Right of Accumulation

Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a)  the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b)    plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.

Notification

You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of the Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of the Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include

(1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.

22

You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Conversion Features

A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.

A shareholder currently holding a class of shares of the Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of the Fund for a Merrill Lynch brokerage account upon the transfer of the shares of the Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.

After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.

A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.

Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action

23

required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Company may suspend the offering of shares, or any class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)    Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)   Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During

24

periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares

The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•          Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•          Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•          Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of the Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds

The Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Company or the Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and

25

difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Shares of the Fund redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order.

The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of the Fund, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of

26

a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

27

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain U.S. and foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by the Fund not attributable to “qualified dividends” received by the Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the Fund from U.S. corporations.

If you redeem shares of the Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices

28

to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund

29

(potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

30

The Company currently consists of the following funds:

U.S. Equity

Advantage Portfolio

Growth Portfolio

Inception Portfolio

Permanence Portfolio*

US Core Portfolio*

Global and International Equity

Active International Allocation Portfolio

Asia Opportunity Portfolio*

China Equity Portfolio*

Counterpoint Global Portfolio*

Developing Opportunity Portfolio*

Emerging Markets Leaders Portfolio*

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio*

Global Concentrated Portfolio*

Global Core Portfolio*

Global Endurance Portfolio*

Global Franchise Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Permanence Portfolio*

Global Sustain Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

Next Gen Emerging Markets Portfolio

Fixed Income

Emerging Markets Fixed Income Opportunities Portfolio

Listed Real Asset

Global Infrastructure Portfolio

Global Real Estate Portfolio

Real Assets Portfolio*

U.S. Real Estate Portfolio

The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

31

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s reports, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

32

Next Gen Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.10		$15.63		$21.02		$17.39		$16.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.39		0.33		0.16		0.31
Net Realized and Unrealized Gain (Loss)	2.36		1.58		(5.07)		3.47		0.33
Total from Investment Operations	2.40		1.97		(4.74)		3.63		0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.50)		(0.65)		—		(0.23)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.50)		(0.65)		—		(0.23)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.49		$17.10		$15.63		$21.02		$17.39
Total Return(4)	14.02%		12.53%		(22.60)%		20.82%		3.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,533		$125,780		$229,688		$632,435		$525,664
Ratio of Expenses Before Expense Limitation	2.13%		1.92%		N/A		N/A		1.69%
Ratio of Expenses After Expense Limitation	1.90	%(5)(6)	1.90	%(5)(6)	1.77	%(5)	1.73	%(5)	1.67	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85	%(5)	1.85	%(5)	1.76	%(5)	1.73	%(5)	N/A
Ratio of Net Investment Income	0.24	%(5)	2.33	%(5)	1.68	%(5)	0.82	%(5)	1.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)      Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)      Per share amount is based on average shares outstanding.

(3)      Amount is less than $0.005 per share.

(4)      Calculated based on the net asset value as of the last business day of the period.

(5)      The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)      Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)      Amount is less than 0.005%.

33

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.15		$15.61		$20.86		$17.31		$16.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.42		0.34		0.11		0.24
Net Realized and Unrealized Gain (Loss)	2.32		1.48		(5.10)		3.44		0.35
Total from Investment Operations	2.33		1.90		(4.76)		3.55		0.59
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.36)		(0.49)		—		(0.18)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.36)		(0.49)		—		(0.18)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.47		$17.15		$15.61		$20.86		$17.31
Total Return(4)	13.57%		12.13%		(22.80)%		20.39%		3.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,436		$12,044		$34,654		$86,324		$90,817
Ratio of Expenses Before Expense Limitation	2.44%		2.23%		N/A		N/A		2.03%
Ratio of Expenses After Expense Limitation	2.26	%(5)(6)	2.25	%(5)(6)	2.07	%(5)	2.05	%(5)	2.01	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.20	%(5)	2.20	%(5)	2.06	%(5)	2.05	%(5)	N/A
Ratio of Net Investment Income	0.07	%(5)	2.48	%(5)	1.71	%(5)	0.59	%(5)	1.40	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)      Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)      Per share amount is based on average shares outstanding.

(3)      Amount is less than $0.005 per share.

(4)      Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)      The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)      Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)      Amount is less than 0.005%.

34

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.11		$15.59		$20.65		$17.25		$16.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.25		0.17		(0.02)		0.15
Net Realized and Unrealized Gain (Loss)	2.30		1.56		(4.98)		3.42		0.32
Total from Investment Operations	2.24		1.81		(4.81)		3.40		0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		(0.25)		—		(0.01)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.29)		(0.25)		—		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.34		$17.11		$15.59		$20.65		$17.25
Total Return(4)	13.01%		11.58%		(23.19)%		19.59%		2.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$378		$570		$1,241		$2,570		$2,630
Ratio of Expenses Before Expense Limitation	3.44%		2.90%		N/A		2.76%		2.80%
Ratio of Expenses After Expense Limitation	2.76	%(5)(6)	2.75	%(5)(6)	2.57	%(5)	2.70	%(5)	2.70	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.70	%(5)	2.70	%(5)	2.56	%(5)	2.70	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.39	)%(5)	1.47	%(5)	0.88	%(5)	(0.13	)%(5)	0.88	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)      Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)      Per share amount is based on average shares outstanding.

(3)      Amount is less than $0.005 per share.

(4)      Calculated based on the net asset value as of the last business day of the period.

(5)      The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)      Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)      Amount is less than 0.005%.

35

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$16.85		$15.38		$20.41		$17.07		$16.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.10)		0.20		0.11		(0.05)		0.10
Net Realized and Unrealized Gain (Loss)	2.25		1.56		(4.90)		3.39		0.34
Total from Investment Operations	2.15		1.76		(4.79)		3.34		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		(0.24)		—		(0.06)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.29)		(0.24)		—		(0.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$18.99		$16.85		$15.38		$20.41		$17.07
Total Return(4)	12.74%		11.34%		(23.42)%		19.51%		2.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$843		$877		$1,657		$2,857		$1,925
Ratio of Expenses Before Expense Limitation	3.42%		3.07%		N/A		N/A		2.89%
Ratio of Expenses After Expense Limitation	3.00	%(5)(6)	2.99	%(5)(6)	2.83	%(5)	2.81	%(5)	2.88	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.95	%(5)	2.95	%(5)	2.82	%(5)	2.81	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.66	)%(5)	1.17	%(5)	0.56	%(5)	(0.26	)%(5)	0.57	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)      Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)      Per share amount is based on average shares outstanding.

(3)      Amount is less than $0.005 per share.

(4)      Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)      The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)      Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)      Amount is less than 0.005%.

36

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.09		$15.63		$21.02		$17.39		$16.97
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.33		0.58		0.13		0.30
Net Realized and Unrealized Gain (Loss)	2.32		1.64		(5.33)		3.50		0.36
Total from Investment Operations	2.41		1.97		(4.75)		3.63		0.66
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.51)		(0.64)		—		(0.24)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.51)		(0.64)		—		(0.24)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.49		$17.09		$15.63		$21.02		$17.39
Total Return(4)	14.02%		12.60%		(22.61)%		20.83%		3.88%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$318		$1,580		$4,633		$16,344		$12,055
Ratio of Expenses Before Expense Limitation	2.20%		1.91%		N/A		N/A		1.64%
Ratio of Expenses After Expense Limitation	1.86	%(5)(6)	1.85	%(5)(6)	1.74	%(5)	1.69	%(5)	1.62	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.80	%(5)	1.80	%(5)	1.73	%(5)	1.69	%(5)	N/A
Ratio of Net Investment Income	0.55	%(5)	1.95	%(5)	2.85	%(5)	0.65	%(5)	1.75	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)      Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)      Per share amount is based on average shares outstanding.

(3)      Amount is less than $0.005 per share.

(4)      Calculated based on the net asset value as of the last business day of the period.

(5)      The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)      Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)      Amount is less than 0.005%.

37

Morgan Stanley Institutional Fund, Inc. Prospectus | Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•          Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•          Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•          Shares purchased through a Merrill Lynch affiliated investment advisory program

•          Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•          Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•          Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•          Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•          Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•          Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•          Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•          Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•          Death or disability of the shareholder

•          Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•          Return of excess contributions from an IRA Account

•          Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•          Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•          Shares acquired through a right of reinstatement

•          Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

38

•          Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•          Breakpoints as described in this Prospectus

•          Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•          Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•          Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•          Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•          Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•          Shares purchased through a Morgan Stanley self-directed brokerage account

•          Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•          Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

•          Shares purchased in an investment advisory program

•          Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•          Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•          Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•          A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•  Death or disability of the shareholder

39

•          Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•          Return of excess contributions from an IRA Account

•          Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•          Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•          Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•          Breakpoints as described in this Prospectus

•          Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•          Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•          Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•          Shares purchased by or through a 529 Plan

•          Shares purchased through an OPCO affiliated investment advisory program

•          Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•          Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•          A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•          Employees and registered representatives of OPCO or its affiliates and their family members

•          Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•          Death or disability of the shareholder

•          Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•          Return of excess contributions from an IRA Account

•          Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•          Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•          Shares acquired through a right of reinstatement

40

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•          Breakpoints as described in this prospectus

•          Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A shares available at Janney

•          Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•          Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•          Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•          Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•          Shares acquired through a right of reinstatement

•          Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•          Shares sold upon the death or disability of the shareholder

•          Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•          Shares purchased in connection with a return of excess contributions from an IRA account

•          Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•          Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•          Shares acquired through a right of reinstatement

•          Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•          Breakpoints as described in this Prospectus

•          Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•          Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

41

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares at Stifel

•          Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)

Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird

•          Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•          Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•          Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•          A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•          Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•          Shares sold due to death or disability of the shareholder

•          Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•          Shares bought due to returns of excess contributions from an IRA Account

•          Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•          Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•          Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•          Breakpoints as described in this prospectus

•          Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•          Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

42

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Where to Find Additional Information

In addition to this Prospectus, the Fund has an SAI, dated June 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund, Inc.

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219804

Kansas City, MO 64121-9804

For Shareholder Inquiries,

call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.	IFINGEMPRO 6/21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Markets Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Liquidity Risk Management Program	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Frontier Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Frontier Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Markets Portfolio Class I	$1,000.00	$1,248.20	$1,015.58	$10.74	$9.63	1.90%
Frontier Markets Portfolio Class A	1,000.00	1,246.10	1,013.83	12.70	11.39	2.25
Frontier Markets Portfolio Class L	1,000.00	1,243.40	1,011.31	15.51	13.90	2.75
Frontier Markets Portfolio Class C	1,000.00	1,241.60	1,010.05	16.90	15.16	3.00
Frontier Markets Portfolio Class IS	1,000.00	1,248.20	1,015.84	10.45	9.37	1.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Frontier Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.02%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Frontier Markets Net Index (the "Index"), which returned 1.43%.

Factors Affecting Performance

•  The Index (+1.43%) underperformed the MSCI Emerging Markets Index (+18.31%) in the year ended December 31, 2020. Within the Index, Lebanon (+62.34%), Nigeria (+23.52%), Slovenia (+20.07%), Lithuania (+16.02%) and Bangladesh (+15.88%) led market returns. Jordan (–48.27%), Mauritius (–34.01%), Sri Lanka (–11.40%), Bahrain (–9.63%) and Kenya (–9.50%) were the worst performing markets.

•  The Fund's allocation to an Indonesian gaming and e-commerce company was the largest contributor to performance for the year. We believe that the Indonesian "internet economy" will likely continue to see accelerating adoption of digital entertainment in the form of gaming and continued acceleration in e-commerce. We believe e-commerce in Southeast Asia is broadly tracking China with a roughly six- to seven-year lag, and therefore we still see ample room for robust growth.

•  The Fund's allocation to a Brazilian e-commerce company also contributed strongly to returns during the year. The Fund's allocations to a Polish cybersecurity company and an Argentinian software company added to returns, as well.

•  The Fund's allocation to a digital payments company and an allocation to a financial services company in Egypt hampered returns. Our zero allocations to a Vietnamese steelmaker and a Vietnamese food conglomerate detracted from relative performance as the stocks rallied during the year.

Management Strategies

•  We remain positive on the frontier market equity asset class. Frontier markets provide exposure to large and fast-growing countries, which are set to become future emerging markets. We continue to invest in countries we believe may be the winners of the next decade, including those benefiting from a shift out of China (Vietnam) and countries with large shares of domestic demand that are less reliant on exports (Egypt, Indonesia). The frontier market equity asset class can offer strong diversification benefits, and this diversification can be bought at historic lows in terms of current valuations relative to global equities. After a period of underperformance, we believe frontier equities are set up well to be a clear winner in the coming decade.

•  In the aftermath of the COVID-19 crisis, we expect an acceleration of several trends that were already in motion before the pandemic and for which our portfolio had already been positioned. We have long invested in the theme of greater digitization in frontier markets, and with much of the world's population now at home, the online economy has been booming, be it e-commerce, mobile gaming, digital payments or cybersecurity. Another trend is toward formalization — as consumers are looking to buy from modern retail outlets, be it groceries, health care or education, instead of more traditional "mom and pop" companies — which was already underway and is likely to pick up speed for reasons of quality, safety and pricing.

•  We are also finding attractive investment opportunities in the "100 Million Club," which we consider to be overlooked countries with large populations of over 100 million consumers: Vietnam, Indonesia, Pakistan, Bangladesh, the Philippines, Egypt and Nigeria. Over the coming decade, 125 million people will enter the labor force in these countries, and more workers means more demand for consumer goods, such as packaged food and beverages, apparel, and digital goods. While we have a number of investments in strong consumer franchises with high returns on capital in these countries, we are looking to add a few more given attractive valuations relative to what we see as a long-term secular story of rising consumer incomes. We continue to evaluate our current portfolio and any potential new entrants using our process, which screens for sustainable quality growth.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

*  Minimum Investment for Class I shares

**  Performance shown for the Fund's Class I shares reflects the performance of the common shares of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") for periods prior to September 17, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Frontier Markets Net Index(1) and the Lipper Frontier Markets Funds Average(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	14.02%	4.49%	3.62%	1.63%
Fund — Class A Shares w/o sales charges(5)	13.57	4.14	—	5.53
Fund — Class A Shares with maximum 5.25% sales charges(5)	7.61	3.02	—	4.85
Fund — Class L Shares w/o sales charges(5)	13.01	3.55	—	4.92
Fund — Class C Shares w/o sales charges(7)	12.74	3.35	—	0.22
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	11.74	3.35	—	0.22
Fund — Class IS Shares w/o sales charges(6)	14.02	4.52	—	1.77
MSCI Frontier Markets Net Index	1.43	6.25	3.26	–0.20
Lipper Frontier Markets Funds Average	6.79	4.82	1.97	1.09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Net Index currently consists of 27 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Frontier Markets Funds Average tracks the performance of all funds in the Lipper Frontier Markets Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund was in the Lipper Frontier Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Frontier Markets Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Argentina (4.4%)
Globant SA (a)	13,316	$2,898
Bangladesh (2.3%)
Brac Bank Ltd.	2,919,340	1,527
Egypt (8.6%)
Cairo Investment & Real Estate Development Co. SAE	1,161,175	1,051
Commercial International Bank Egypt SAE	793,190	2,996
Edita Food Industries SAE	567,322	321
Fawry for Banking & Payment Technology Services SAE (a)	576,996	1,233
		5,601
Kazakhstan (5.6%)
Halyk Savings Bank of Kazakhstan JSC GDR	55,021	641
Kaspi.KZ JSC GDR (a)	15,453	1,037
NAC Kazatomprom JSC GDR	108,118	1,948
		3,626
Kenya (4.9%)
Safaricom PLC	10,234,055	3,200
Kuwait (1.2%)
National Bank of Kuwait	289,848	801
Morocco (3.0%)
Label Vie	3,674	1,321
Maroc Telecom	20,326	330
Societe d'Exploitation des Ports	14,287	336
		1,987
Nigeria (1.9%)
Nestle Nigeria PLC	405,894	1,256
Pakistan (2.1%)
MCB Bank Ltd.	1,177,878	1,384
Peru (2.3%)
Credicorp Ltd.	9,141	1,499
Poland (3.6%)
11 bit studios SA (a)	9,688	1,232
LiveChat Software SA	39,717	1,118
		2,350
Romania (4.6%)
Banca Transilvania SA	3,980,312	2,253
Societatea Nationala de Gaze Naturale Romgaz SA	109,265	771
		3,024
Russia (3.9%)
TCS Group Holding PLC GDR	76,901	2,530
Singapore (11.6%)
Sea Ltd. ADR (a)	37,971	7,558
Slovenia (3.7%)
Krka dd Novo mesto	21,787	2,435
United Arab Emirates (1.2%)
Network International Holdings PLC (a)	173,409	781
	Shares	Value (000)
United Kingdom (4.2%)
Avast PLC	369,815	$2,715
United States (9.6%)
MercadoLibre, Inc. (a)	3,767	6,311
Vietnam (21.7%)
Bank for Foreign Trade of Vietnam JSC	777,710	3,305
FPT Corp.	528,436	1,477
Mobile World Investment Corp.	619,463	3,690
Sai Gon Cargo Service Corp.	265,470	1,473
Saigon Beer Alcohol Beverage Corp.	169,320	1,430
Vietnam Dairy Products JSC	605,592	2,857
		14,232
Total Common Stocks (Cost $42,901)		65,715
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $356)	356,371	356
Total Investments (100.9%) (Cost $43,257) (b)(c)		66,071
Liabilities in Excess of Other Assets (–0.9%)		(563)
Net Assets (100.0%)		$65,508

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $39,297,000 and 60.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $44,329,000. The aggregate gross unrealized appreciation is approximately $23,446,000 and the aggregate gross unrealized depreciation is approximately $1,708,000, resulting in net unrealized appreciation of approximately $21,738,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	25.6%
Other*	23.7
Entertainment	13.3
Information Technology Services	9.7
Internet & Direct Marketing Retail	9.6
Food Products	6.7
Software	5.8
Specialty Retail	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $42,901)	$65,715
Investment in Security of Affiliated Issuer, at Value (Cost $356)	356
Total Investments in Securities, at Value (Cost $43,257)	66,071
Foreign Currency, at Value (Cost $25)	21
Cash	21
Dividends Receivable	35
Receivable for Fund Shares Sold	18
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	63
Total Assets	66,229
Liabilities:
Payable for Advisory Fees	289
Payable for Fund Shares Redeemed	269
Payable for Custodian Fees	79
Payable for Professional Fees	27
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	5
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	36
Total Liabilities	721
Net Assets	$65,508
Net Assets Consist of:
Paid-in-Capital	$129,642
Total Accumulated Loss	(64,134)
Net Assets	$65,508

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$55,533
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,849,082
Net Asset Value, Offering and Redemption Price Per Share	$19.49
CLASS A:
Net Assets	$8,436
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	433,157
Net Asset Value, Redemption Price Per Share	$19.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.08
Maximum Offering Price Per Share	$20.55
CLASS L:
Net Assets	$378
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,548
Net Asset Value, Offering and Redemption Price Per Share	$19.34
CLASS C:
Net Assets	$843
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	44,382
Net Asset Value, Offering and Redemption Price Per Share	$18.99
CLASS IS:
Net Assets	$318
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,320
Net Asset Value, Offering and Redemption Price Per Share	$19.49

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $109 of Foreign Taxes Withheld)	$1,662
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	1,662
Expenses:
Advisory Fees (Note B)	956
Custodian Fees (Note F)	246
Sub Transfer Agency Fees — Class I	60
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class L	—- @
Sub Transfer Agency Fees — Class C	1
Professional Fees	172
Registration Fees	70
Administration Fees (Note C)	61
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	7
Shareholder Reporting Fees	25
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	2
Interest Expenses	41
Other Expenses	14
Total Expenses	1,709
Waiver of Advisory Fees (Note B)	(170)
Reimbursement of Class Specific Expenses — Class I (Note B)	(37)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	1,494
Net Investment Income	168
Realized Loss:
Investments Sold	(2,959)
Foreign Currency Translation	(355)
Net Realized Loss	(3,314)
Change in Unrealized Appreciation (Depreciation):
Investments	(3,314)
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	(3,317)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(6,631)
Net Decrease in Net Assets Resulting from Operations	$(6,463)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$168	$4,621
Net Realized Loss	(3,314)	(477)
Net Change in Unrealized Appreciation (Depreciation)	(3,317)	23,772
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,463)	27,916
Dividends and Distributions to Shareholders:
Class I	(20)	(3,717)
Class A	(3)	(261)
Class L	(— @)	(10)
Class C	(— @)	(21)
Class IS	(— @)	(46)
Total Dividends and Distributions to Shareholders	(23)	(4,055)
Capital Share Transactions:(1)
Class I:
Subscribed	8,168	18,572
Distributions Reinvested	19	3,144
Redeemed	(71,098)	(145,539)
Class A:
Subscribed	708	5,119
Distributions Reinvested	3	261
Redeemed	(4,888)	(31,321)
Class L:
Distributions Reinvested	— @	10
Redeemed	(229)	(780)
Class C:
Subscribed	40	29
Distributions Reinvested	— @	21
Redeemed	(153)	(977)
Class IS:
Subscribed	315	307
Distributions Reinvested	— @	46
Redeemed	(1,743)	(3,781)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(68,858)	(154,889)
Redemption Fees	1	6
Total Decrease in Net Assets	(75,343)	(131,022)
Net Assets:
Beginning of Period	140,851	271,873
End of Period	$65,508	$140,851

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	520	1,103
Shares Issued on Distributions Reinvested	1	184
Shares Redeemed	(5,028)	(8,625)
Net Decrease in Class I Shares Outstanding	(4,507)	(7,338)
Class A:
Shares Subscribed	45	299
Shares Issued on Distributions Reinvested	— @@	15
Shares Redeemed	(314)	(1,832)
Net Decrease in Class A Shares Outstanding	(269)	(1,518)
Class L:
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(14)	(47)
Net Decrease in Class L Shares Outstanding	(14)	(46)
Class C:
Shares Subscribed	2	2
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(10)	(59)
Net Decrease in Class C Shares Outstanding	(8)	(56)
Class IS:
Shares Subscribed	20	18
Shares Issued on Distributions Reinvested	— @@	3
Shares Redeemed	(96)	(225)
Net Decrease in Class IS Shares Outstanding	(76)	(204)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.10		$15.63		$21.02		$17.39		$16.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.39		0.33		0.16		0.31
Net Realized and Unrealized Gain (Loss)	2.36		1.58		(5.07)		3.47		0.33
Total from Investment Operations	2.40		1.97		(4.74)		3.63		0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.50)		(0.65)		—		(0.23)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.50)		(0.65)		—		(0.23)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.49		$17.10		$15.63		$21.02		$17.39
Total Return(4)	14.02%		12.53%		(22.60)%		20.82%		3.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,533		$125,780		$229,688		$632,435		$525,664
Ratio of Expenses Before Expense Limitation	2.13%		1.92%		N/A		N/A		1.69%
Ratio of Expenses After Expense Limitation	1.90	%(5)(6)	1.90	%(5)(6)	1.77	%(5)	1.73	%(5)	1.67	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85	%(5)	1.85	%(5)	1.76	%(5)	1.73	%(5)	N/A
Ratio of Net Investment Income	0.24	%(5)	2.33	%(5)	1.68	%(5)	0.82	%(5)	1.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.15		$15.61		$20.86		$17.31		$16.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.42		0.34		0.11		0.24
Net Realized and Unrealized Gain (Loss)	2.32		1.48		(5.10)		3.44		0.35
Total from Investment Operations	2.33		1.90		(4.76)		3.55		0.59
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.36)		(0.49)		—		(0.18)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.36)		(0.49)		—		(0.18)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.47		$17.15		$15.61		$20.86		$17.31
Total Return(4)	13.57%		12.13%		(22.80)%		20.39%		3.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,436		$12,044		$34,654		$86,324		$90,817
Ratio of Expenses Before Expense Limitation	2.44%		2.23%		N/A		N/A		2.03%
Ratio of Expenses After Expense Limitation	2.26	%(5)(6)	2.25	%(5)(6)	2.07	%(5)	2.05	%(5)	2.01	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.20	%(5)	2.20	%(5)	2.06	%(5)	2.05	%(5)	N/A
Ratio of Net Investment Income	0.07	%(5)	2.48	%(5)	1.71	%(5)	0.59	%(5)	1.40	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.11		$15.59		$20.65		$17.25		$16.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.25		0.17		(0.02)		0.15
Net Realized and Unrealized Gain (Loss)	2.30		1.56		(4.98)		3.42		0.32
Total from Investment Operations	2.24		1.81		(4.81)		3.40		0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		(0.25)		—		(0.01)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.29)		(0.25)		—		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.34		$17.11		$15.59		$20.65		$17.25
Total Return(4)	13.01%		11.58%		(23.19)%		19.59%		2.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$378		$570		$1,241		$2,570		$2,630
Ratio of Expenses Before Expense Limitation	3.44%		2.90%		N/A		2.76%		2.80%
Ratio of Expenses After Expense Limitation	2.76	%(5)(6)	2.75	%(5)(6)	2.57	%(5)	2.70	%(5)	2.70	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.70	%(5)	2.70	%(5)	2.56	%(5)	2.70	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.39	)%(5)	1.47	%(5)	0.88	%(5)	(0.13	)%(5)	0.88	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$16.85		$15.38		$20.41		$17.07		$16.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.10)		0.20		0.11		(0.05)		0.10
Net Realized and Unrealized Gain (Loss)	2.25		1.56		(4.90)		3.39		0.34
Total from Investment Operations	2.15		1.76		(4.79)		3.34		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		(0.24)		—		(0.06)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.29)		(0.24)		—		(0.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$18.99		$16.85		$15.38		$20.41		$17.07
Total Return(4)	12.74%		11.34%		(23.42)%		19.51%		2.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$843		$877		$1,657		$2,857		$1,925
Ratio of Expenses Before Expense Limitation	3.42%		3.07%		N/A		N/A		2.89%
Ratio of Expenses After Expense Limitation	3.00	%(5)(6)	2.99	%(5)(6)	2.83	%(5)	2.81	%(5)	2.88	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.95	%(5)	2.95	%(5)	2.82	%(5)	2.81	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.66	)%(5)	1.17	%(5)	0.56	%(5)	(0.26	)%(5)	0.57	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.09		$15.63		$21.02		$17.39		$16.97
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.33		0.58		0.13		0.30
Net Realized and Unrealized Gain (Loss)	2.32		1.64		(5.33)		3.50		0.36
Total from Investment Operations	2.41		1.97		(4.75)		3.63		0.66
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.51)		(0.64)		—		(0.24)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.51)		(0.64)		—		(0.24)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.49		$17.09		$15.63		$21.02		$17.39
Total Return(4)	14.02%		12.60%		(22.61)%		20.83%		3.88%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$318		$1,580		$4,633		$16,344		$12,055
Ratio of Expenses Before Expense Limitation	2.20%		1.91%		N/A		N/A		1.64%
Ratio of Expenses After Expense Limitation	1.86	%(5)(6)	1.85	%(5)(6)	1.74	%(5)	1.69	%(5)	1.62	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.80	%(5)	1.80	%(5)	1.73	%(5)	1.69	%(5)	N/A
Ratio of Net Investment Income	0.55	%(5)	1.95	%(5)	2.85	%(5)	0.65	%(5)	1.75	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Markets Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,473	$—	$1,473
Banks	1,499	15,437	—	16,936
Beverages	—	1,430	—	1,430
Consumer Finance	1,037	—	—	1,037
Diversified Consumer Services	—	1,051	—	1,051
Diversified Telecommunication Services	—	330	—	330
Entertainment	7,558	1,232	—	8,790
Food & Staples Retailing	—	1,321	—	1,321
Food Products	—	4,434	—	4,434
Information Technology Services	2,898	3,491	—	6,389
Internet & Direct Marketing Retail	6,311	—	—	6,311

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$—	$2,719	$—	$2,719
Pharmaceuticals	—	2,435	—	2,435
Software	—	3,833	—	3,833
Specialty Retail	—	3,690	—	3,690
Transportation Infrastructure	—	336	—	336
Wireless Telecommunication Services	—	3,200	—	3,200
Total Common Stocks	19,303	46,412	—	65,715
Short-Term Investment
Investment Company	356	—	—	356
Total Assets	$19,659	$46,412	$—	$66,071

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$920
Purchases	—
Sales	(2,017)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	5,952
Realized gains (losses)	(4,855)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collec-

tion is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $170,000 of advisory fees were waived and approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distrib-

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

utor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term invest-

ments were approximately $43,767,000 and $112,474,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$11,322	$10,966	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$356

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$23	$4,055

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Accumulated Loss (000)	Paid-in Capital (000)
$186	$(186)

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $85,847,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.8%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Frontier Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Frontier Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $16,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
3386867 EXP 02.28.22

MORGAN STANLEY INSTITUTIONAL FUND, INC.
NEXT GEN EMERGING MARKETS PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") relates to the shares of common stock ("shares") of the Next Gen Emerging Markets Portfolio (the "Acquiring Fund"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be issued pursuant to an Agreement and Plan of Reorganization, dated July 1, 2021, between the Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), in connection with the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund (the "Reorganization").

This SAI does not constitute a prospectus. This SAI does not include all information that a Stockholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated July 13, 2021. A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free). Please retain this document for future reference.

The date of this SAI is July 13, 2021.

Table of Contents	Page
Introduction	S-2
Additional Information About the Acquiring Fund	S-2
Financial Statements	S-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated July 13, 2021 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the Acquired Fund's Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company, on behalf of the Acquired Fund, to be voted at the Special Meeting of Stockholders of the Acquired Fund to be held on August 6, 2021. The Company's Statement of Additional Information with respect to the Acquiring Fund, dated June 30, 2021, as amended and supplemented from time to time (the "Company's Statement of Additional Information"), accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund's history, see "General Information—Company History" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Investment Objective and Policies

For additional information about the Acquiring Fund's investment objective and policies, see "Investment Policies and Strategies" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Fund Holdings

For additional information about the Acquiring Fund's policies and procedures with respect to the disclosure of its portfolio securities to any person, see "Disclosure of Portfolio Holdings" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board of Directors, officers and management personnel of the Acquiring Fund, see "Management of the Company" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund's investment adviser, the Acquiring Fund's independent registered public accounting firm and other services provided to the Acquiring Fund, see "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund's investment adviser and the Acquiring Fund's distributor, see "Management of the Company—Code of Ethics" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see "Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see "Investment

Advisory and Other Services—Portfolio Managers" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

The Acquired Fund anticipates approximately 60-70% portfolio turnover in advance of the Reorganization.

For additional information about brokerage allocation practices, see "Brokerage Practices" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see "General Information—Description of Shares and Voting Rights" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund's shares and the determination of net asset value, see "Purchase and Redemption of Shares" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund's policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Stockholders, see "General Information—Dividends and Capital Gains Distributions" and "Taxes" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund's distributor and the distribution agreement between the Acquiring Fund and its distributor, see "Investment Advisory and Other Services" and "Distribution and Shareholder Services Plans" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Performance Data

For additional information about the Acquiring Fund's performance, see "Performance Information" in the Company's Statement of Additional Information relating to the Acquiring Fund.

FINANCIAL STATEMENTS

The most recent audited financial statements of the Acquiring Fund and Acquired Fund, each for the fiscal year ended December 31, 2020, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP's reports, along with the Funds' audited financial statements, are included in each respective Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2020, each of which is incorporated herein by reference. The Acquiring Fund's Annual Report to Stockholders accompanies this SAI and the Acquired Fund's Annual Report to Stockholders is available upon request and without charge by calling (800) 548-7786. In addition, a copy of the Acquiring Fund's Annual Report for the fiscal year ended December 31, 2020, accompanies the Proxy Statement and Prospectus.

The Reorganization will not result in a material change to the Acquired Fund investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund.

There are no material differences between the accounting and valuation policies of the Acquired Fund and those of the Combined Fund.

This page intentionally left blank

Morgan Stanley

INVESTMENT MANAGEMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Statement of Additional Information

June 30, 2021

Morgan Stanley Institutional Fund, Inc. (the “Company”) is an open-end management investment company consisting of 30 funds offering a variety of investment alternatives, one of which is included in this Statement of Additional Information (“SAI”). This SAI sets forth information applicable to Class I, Class A, Class L, Class C and Class IS shares of the Next Gen Emerging Markets Portfolio (the “Fund”).

Share Class and Ticker Symbol
	I	A	L(1)	C	IS
Next Gen Emerging Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX

(1)         The Company has suspended offering Class L shares of the Fund for sale to all investors. Existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. You do not currently have the option of purchasing Class L shares.

This SAI is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated June 30, 2021, as may be supplemented from time to time. To obtain the prospectus, please call the Fund toll-free at 1-800-548-7786.

The Fund’s most recent Annual Report to Shareholders is a separate document supplied with this SAI and includes the Fund’s audited financial statements, including notes thereto, and the report of the Fund’s independent registered public accounting firm, which is incorporated by reference into this SAI.

INVESTMENT POLICIES AND STRATEGIES	1
INVESTMENT LIMITATIONS	36
DISCLOSURE OF PORTFOLIO HOLDINGS	37
PURCHASE AND REDEMPTION OF SHARES	39
ACCOUNT POLICIES AND FEATURES	40
MANAGEMENT OF THE COMPANY	41
INVESTMENT ADVISORY AND OTHER SERVICES	53
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS	57
BROKERAGE PRACTICES	59
GENERAL INFORMATION	62
TAXES	63
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	68
PERFORMANCE INFORMATION	69
POTENTIAL CONFLICTS OF INTEREST	70
FINANCIAL STATEMENTS	75
APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Company and the Fund. Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to the Fund.

The following table summarizes the permissible strategies and investments for the Fund. This table should be used in conjunction with the investment summary for the Fund contained in the Prospectus in order to provide a more complete description of the Fund’s investment policies. More details about each investment and related risks are provided in the discussion following the table.

Next Gen Emerging
Markets
Equity Securities:
Common Stocks	X
Depositary Receipts	X
Preferred Stocks	X
Rights	X
Warrants	X
IPOs	X
Convertible Securities	X
Limited Partnership and Limited Liability Company Interests	X
Investment Company Securities	X
Exchange-Traded Funds	X
Real Estate Investing	X
—REITs	X
—Foreign Real Estate Companies	X
—Specialized Ownership Vehicles	X
Special Purpose Acquisition Companies
Fixed-Income Securities:
Investment Grade Securities	X
High Yield Securities	X
U.S. Government Securities	X
Agencies	X
Corporates	X
Money Market Instruments	X
Cash Equivalents	X
Chinese Fixed-Income Investments
Mortgage-Related Securities	X
Repurchase Agreements	X
Municipals	X
Asset-Backed Securities	X
Loan-Related Investments	X
Temporary Investments	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X
Foreign Investment:
Foreign Equity Securities	X
Foreign Government Fixed-Income Securities	X
Foreign Corporate Fixed-Income Securities	X
Emerging Market Securities	X
Foreign Currency Transactions	X
Brady Bonds	X
Investment Funds	X
Exchange-Listed Equities via Stock Connect Program
Investments in Saudi Arabia and the QFI Regime	X

Next Gen Emerging
Markets
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X
Borrowing for Investment Purposes
Temporary Borrowing	X
Reverse Repurchase Agreements	X
Short Sales
Bitcoin Exposure
Derivatives:
Currency Forwards	X
Futures Contracts	X
Options
Swaps	X
Contracts for Difference	X
Structured Investments	X
Combined Transactions	X
Commodity-Linked Investments	X

Morgan Stanley Investment Management Inc. is the adviser (the “Adviser” or “MSIM”) to the Fund.

Equity Securities. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed-income securities.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Sector Risk. The Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Fund may purchase equity securities issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those securities shortly after their acquisition. The Fund’s purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which the Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. The Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

The Fund may invest in master limited partnerships (“MLPs”), which are generally organized under state law as limited partnerships or limited liability companies and generally treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). The Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. The SEC has adopted changes to the regulatory framework governing investments by investment companies in other investment companies, which may adversely affect the Fund’s ability to invest in one or more investment companies in excess of applicable statutory limits.

Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit (and, under certain circumstances, require) certain money market funds to impose a “liquidity fee” (up to 2%), or a “redemption gate” that temporarily restricts redemptions from a money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV per share rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). These may affect the investment strategies, performance and operating expenses of money market funds. “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates.

Exchange-Traded Funds. The Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund’s investments.

Real Estate Investment Trusts and Foreign Real Estate Companies. The Fund may invest in real estate investment trusts (“REITs”) and/ or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Fund. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

Fixed-Income Securities. Fixed-income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed-income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed-income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed-income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed-income security. Generally, the values of fixed-income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed-income securities generally rise and during periods of rising interest rates, the values of most fixed-income securities generally decline. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or duration (measure of interest rate sensitivity) of the securities in which it may invest. While fixed-income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed-income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed-income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed-income security. In almost all cases, the duration of a fixed-income security is shorter than its term to maturity.

Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed-income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed-income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed-income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed-income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed-income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Fund may be forced to reinvest in lower yielding fixed-income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of the Fund’s assets to fall due to the widening of spreads. Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

While assets in fixed-income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed-income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty.

Economic, political and other events also may affect the prices of broad fixed-income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Certain of the Fund’s investments are subject to inflation risk, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Investment Grade Securities. Investment grade securities are fixed-income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) or Fitch Ratings (“Fitch”) or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”)) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate.

The Fund is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Ratings assigned to fixed-income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed-income security. Moreover, market risk also will affect the prices of even the highest rated fixed-income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that the Fund holds may be downgraded to below investment grade by the rating agencies. If the Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

U.S. Government Securities. U.S. government securities refer to a variety of fixed-income securities issued or guaranteed by the U.S. Government and its various instrumentalities and agencies. The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government that are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed-income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the

Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority (“TVA”).

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities (“MBS”) issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed-income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due to the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed-income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed-income securities comprising:

•                                          Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

•                                          Obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI;

•                                          Any security issued by a commercial bank if (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund may purchase;

•                                          Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P, Prime 1 or Prime 2 by Moody’s or F1 or F2 by Fitch) or, if unrated, determined to be of comparable quality by the Adviser;

•                                          Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

•                                          U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

•                                          Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

•                                          Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed-income securities with maturities ranging from 1 to 397 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured. Virtually all commercial paper is rated by Moody’s, Fitch or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. An F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas an F2 rating indicates good intrinsic capacity for timely payment of financial commitments.

Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and the risk of the mortgagees’ payment obligations is passed through to investors. The pools are assembled by various governmental, government-related and private organizations. The Fund may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, the Fund will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a to-be-announced (“TBA”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Like fixed-income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by the Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. The Fund may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Fund will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the National Housing Act of 1934, as amended (the “Housing Act”), or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The Housing Act authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass-through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property.

The Fund may invest in, among others, parallel pay CMOs and planned amortization class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage-backed security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent the Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of the Fund.

Credit Enhancement. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Custodian or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit the Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund’s realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under the Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.

The Fund may enter into repurchase agreements on a forward commitment basis. To the extent the Fund does so and the counterparty to the trade fails to effectuate the trade at the scheduled time, the Fund may be forced to deploy its capital in a repurchase agreement with a less favorable rate of return than it otherwise may have achieved or may be unable to enter into a repurchase agreement at all at the desired time.

Municipals. Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. In addition, municipal bonds may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Fund will meet the quality criteria set out in the Prospectus for the Fund.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Fund.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Fund may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

The Fund may hold municipal private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and generally have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. No more than 15% of the Fund’s net assets may be comprised of illiquid investments that are assets, including unmarketable private placements, measured at the time of purchase.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan-Related Investments. Loan-related investments may include, without limitation, bank loans, direct lending and loan participations and assignments. In addition to risks generally associated with debt investments, loan-related investments are subject to other risks. Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part on, analyses performed by others.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of the Fund’s limitations on illiquid investments.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. The collateral securing a loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Direct Lending. When the Fund acts as a direct lender, it may participate in structuring the loan. Under these circumstances, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the amount of interest on or principal of a loan, releasing collateral, changing the maturity of a loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Fund’s investments in loans may be in the form of a participation in loans (“Participations”) and assignments of all or a portion of loans (“Assignments”) from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s securities and calculating its NAV.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to the Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations and Assignments present additional risk of default or loss.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Investments in bank loans entail those risks described above, such as liquidity risk and risk of default.

Some of the loans in which the Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.

Temporary Defensive Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable, the Fund may invest up to 100% of its assets in cash, cash equivalents and other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s investment strategies. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed-income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Eurodollar and Yankee Dollar Obligations. The Fund may invest in Eurodollar and Yankee dollar obligations. Eurodollar and Yankee dollar obligations are fixed-income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee dollar obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Fund may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Foreign Securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less stringent investor protections and disclosure standards, less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/ or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Fund may be able to pass through to its shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

Unless otherwise stated in the Fund’s Prospectus, the Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign securities may include, without limitation, foreign equity securities, which are equity securities of a non-U.S. issuer, foreign government fixed-income securities, which are fixed-income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States, and foreign corporate fixed-income securities, which are fixed-income securities issued by a private issuer in a country other than the United States.

Investments in foreign companies and countries are subject to economic sanction and trade laws in the United States and other jurisdictions. These laws and related governmental actions may, from time to time, prohibit the Fund from investing in certain countries and in certain companies. Investments in certain countries and companies may be, and have in the past been, restricted as a result of the imposition of economic sanctions. In addition, economic sanction laws in the United States and other jurisdictions may prohibit the Fund from transacting with a particular country or countries, organizations, companies, entities and/or individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.

In addition, such economic sanctions or other government restrictions may negatively impact the value or liquidity of the Fund’s investments, and could impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategy because the Fund may, for example, be prohibited from investing in securities issued by companies subject to such restrictions and the Fund could be required to freeze or divest its existing investments that the Adviser would otherwise consider to be attractive.

The risks posed by economic sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Referendum on the UK’s EU Membership. In an advisory referendum held in June 2016, the United Kingdom (“UK”) electorate voted to leave the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework.

The impact on the UK and the EU and the broader global economy is still unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications.

The Fund may make investments in the UK, other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Fund conduct its business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on the Fund’s investment returns. Potential consequences to which the Fund may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in the Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of the Fund and/or the Adviser in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of the Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the Fund and the Adviser. These risks may affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.

Emerging Market Securities. The Fund may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country.

Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by the Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

The Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Transactions. The U.S. dollar value of the assets of the Fund, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the then-prevailing spot rate in the foreign currency exchange market. The Fund also may manage its foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives.”

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of the Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. The Fund may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal of which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. The Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed-rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. The Fund will invest in such investment funds only where appropriate given that the Fund’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.

Risks Related to Investments in Saudi Arabia and the QFI Regime. To the extent the Fund invests in securities issued by Saudi Arabian issuers, the Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Currently, the political situation in Saudi Arabia is largely stable; however, there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks. The Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.

The ability of foreign investors, including the Fund, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect the Fund. The Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Fund.

The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and the Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require the Fund to execute trades of securities through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers.

The Fund’s ability to invest in Saudi Arabian securities depends on the ability of the Adviser and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, the Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). Even if the Fund obtains QFI or QFI Client status, the Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the Adviser or the Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.

The Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When the Fund utilizes the ICM approach, the Fund relies on a broker standing instruction letter to authorize the Fund’s subcustodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When the Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the

Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company’s Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.

The Fund may purchase equity securities, in a private placement, that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. The Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Temporary Borrowing. The Fund is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes. For example, the Fund may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of the Fund to liquidate portfolio holdings. The Fund will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Company has approved procedures whereby the Fund together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. The Fund would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. The Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Please see “Derivatives Agreements — Regulatory Matters”, above. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•                                          Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•                                          Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•                                          Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•                                          Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•                                          While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•                                          Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

•                                          The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•                                          Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•                                          While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

•                                          The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•                                          As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•                                          Certain derivatives may be considered illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

•                                          Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•                                          Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Regulatory Matters. As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By earmarking or segregating cash or assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate cash or assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The Adviser, with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Currency Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above or will hold offsetting positions or enter into offsetting transactions. If the value of the securities so earmarked or segregated declines, additional cash or securities will be earmarked or segregated on a daily basis so that the value of such securities will equal the amount of the Fund’s commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by Code requirements relating to qualification as a RIC.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). While the value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. The Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Derivatives Agreements — Regulatory Matters”, above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•                                          The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity, security, index, currency or instrument underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•                                          Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with an FCM if the FCM breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•                                          Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

•                                          Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security and retains the premium received.

The Fund may only write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

The Fund may only write put options that are “covered.” A put option on a security is covered if (a) the Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position that it has written through a closing purchase transaction. The Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by the Fund. The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•                                          The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

•                                          The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•                                          The Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•                                          The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•                                          Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•                                          The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objective and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of the Fund’s accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange-trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If the Fund sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated by the Fund in its books and records. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be designated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. The Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by the Fund. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•                                          OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

•                                          In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•                                          The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference. The Fund may purchase contracts for difference (“CFDs”). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. The Fund may invest in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates, referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments that are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commodity-Linked Investments. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or certain other tangible items, as compared to stocks or bonds, which are intangible financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt or equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Special Risks Related to Cyber Security. The Company and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Company and its service providers use to service the Company’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Company and its service providers. Cyber attacks against or security breakdowns of the Company or its service providers may adversely impact the Company and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Company may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Company or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

LIBOR Discontinuance or Unavailability Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rates (collectively, “LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by the Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

•                                          Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest;

•                                          Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

•                                          Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

•                                          Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021 (or the applicable later date, if a particular Reference Rate is expected to continue beyond 2021). There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect the Fund’s performance or NAV.

ESG Investment Risk. To the extent that the Fund considers environmental, social and governance (“ESG”) criteria and application of related analyses when selecting investments, the Fund’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. A company’s ESG practices or the Adviser’s assessment of such may change over time. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. The Fund’s consideration of ESG criteria may result in the Fund buying certain securities or forgoing opportunities to buy certain securities. The Fund’s investments in certain companies may be susceptible to various factors that may impact its businesses or operations, including the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 (the “Coronavirus”) outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the Coronavirus. In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale and significant volatility in financial markets. In March 2020, the World Health Organization declared the Coronavirus outbreak a pandemic.

The ongoing spread of the Coronavirus has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The global impact of the outbreak has been rapidly evolving, and many countries have reacted by instituting quarantines and restrictions on travel. These actions are creating disruption in supply chains, and adversely impacting a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these developments having adverse consequences for certain companies and other issuers in which the Fund invests and the value of the Fund’s investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser’s or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of the Fund and pursue the Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions associated with the Coronavirus pandemic, it is expected that the valuation and performance of the Fund’s investments may be impacted adversely.

Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund’s yield, income and performance.

INVESTMENT LIMITATIONS

Fundamental Limitations

The Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund will not:

1                                         purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

2                                         purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3                                         make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

4                                         invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5                                         borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

6                                         issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

7                                         underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

8                                         acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

9                                         write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. The Fund will not:

1                                         purchase on margin or sell short except (i) that the Fund may enter into option transactions and futures contracts as described in its Prospectus and (ii) as specified above in fundamental investment limitation number (1) above;

2                                         make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the Prospectus) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

3                                         borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Fund’s total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets; and

4                                         invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The Fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, the Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of one or more “qualified” publicly traded partnerships.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Company may adopt different limitations.

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser may disclose information concerning Company portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Company shareholders. In no instance may the Adviser or the Company receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Company. Consideration includes any agreement to maintain assets in the Company or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Company has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Company shareholders receive non-public portfolio holdings information, except as described below.

The Company makes available on its public website the following portfolio holdings information:

•                                          complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•                                          top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Company provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. These portfolio holdings are also available on the Company’s public website, https://www.morganstanley.com/im/shareholderreports.

All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.

The Company may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in-kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Company and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Company or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Company’s fiscal year end and on an as-needed basis), (ii) counsel to the Company (on an as needed basis), (iii) counsel to the Independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Company and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Company non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Company without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the “Morgan Stanley Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified Morgan Stanley Fund; (4) the interest list may identify the investment strategy, but not the particular Morgan Stanley Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the Morgan Stanley Funds.

The Company may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

Portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants, or similar providers in connection with the Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material nonpublic information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of MSIM pursuant to regulatory requirements or for legitimate business purposes, which may include risk management, or may be reported by the Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.

The Adviser, the Company and/or the Fund currently have entered into ongoing arrangements regarding the selective disclosure of complete portfolio holdings information, except as otherwise noted, with the following parties:

Name	Frequency(1)	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited	Monthly basis	Approximately three business days
Virtu Financial, Inc.	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Refinitiv Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
BestX Ltd.	Daily basis	Daily
Abel Noser Solutions, LLC	Daily basis	Daily

(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time-to-time whether such third parties should continue to receive portfolio holdings information.

The Adviser shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE AND REDEMPTION OF SHARES

The Company has suspended offering Class L shares of the Fund for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. You do not currently have the option of purchasing Class L shares.

Information concerning how Fund shares are offered to the public (and how they are redeemed or exchanged) is provided in the Fund’s Prospectus. The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

The NAV of the Fund is calculated on days that the New York Stock Exchange (“NYSE”) is open for business. NAV is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) (for the Fund, the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open.

Additional Purchase Information

You may purchase Class I, Class A, Class C and Class IS shares directly from the Fund by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Fund by purchasing Class I, Class A, Class C and Class IS shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with Morgan Stanley Distribution, Inc. (the “Distributor”) (each, a “Financial Intermediary”). Some Financial Intermediaries may charge an additional service or transaction fee (see also “Investment Through Financial Intermediaries”). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss of the Fund or the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Check. An account may be opened and you may purchase Class I, Class A, Class C and Class IS shares by completing and signing a New Account Application and mailing it, together with a check payable to “Morgan Stanley Institutional Fund, Inc. — [Fund name]” to:

Morgan Stanley Institutional Fund, Inc.

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219804 Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV of the Fund determined on the day of receipt.

Investment Through Financial Intermediaries

Certain Financial Intermediaries have made arrangements with the Company so that an investor may purchase Class I, Class A, Class C and Class IS shares or redeem Class I, Class A, Class L, Class C and Class IS shares at the NAV (after any applicable sales load or contingent deferred sales charge (“CDSC”)) next determined after the Financial Intermediary receives the share order. In other instances, the Company has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Company’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Company will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the share order from an investor.

Conversion to a New Share Class

If the value of an account containing shares of the Fund falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Company will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is generally not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares

If your account has been converted to a new share class and the value of an account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the Fund’s Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Company. The Company will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Redemptions

The Company may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Further Redemption Information

To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An “eligible guarantor institution” may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment (“stock power”) which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of the Fund to another person by making a written request to the Company. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Fund’s Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of the Fund’s shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.

Valuation of Shares

NAV of a class is determined by dividing the total market value of the Fund’s investments and other assets attributable to that class, less the total market value of all liabilities attributable to that class, by the total number of outstanding shares of the respective class of that Fund. The NAV for each class of shares offered by the Company may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A shares, Class C shares and Class L shares.

In the calculation of the Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Certain of the Fund’s securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

Although the legal rights of Class I, Class A, Class L, Class C, and Class IS shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class L and Class C shares will generally be lower than the NAV of Class I, and Class IS shares as a result of the shareholder services fees charged to Class A and the distribution and shareholder services fees charged to Class C and Class L shares and certain other class-specific expenses of Class A, Class L and Class C shares.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Board of the Company consists of nine Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Directors have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Directors are the “non-interested” or “Independent” Directors of the Company as defined under the 1940 Act.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Company between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Company and Company stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Company’s activities and associated risks. The Board of Directors has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Company. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Directors and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Company’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Company’s Chief Compliance Officer, members of the Company’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Company’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Company’s activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Company officers also communicate with the Directors regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Company and engages in discussions with appropriate parties relating to the Company’s operations and related risks.

Directors

The Company seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Company. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the Company’s Governance Committee and Board of Directors nomination process is provided below under the caption “Independent Directors and the Committees.”

The Directors of the Company, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Independent Director and other directorships, if any, held by the Directors, are shown below (as of January 1, 2021). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

Principal
Occupation(s) During
			Past 5 Years and	Number of Funds
Name, Address and		Length of	Other Relevant	in Fund Complex	Other Directorships Held by
Birth Year of	Position(s) Held with	Time	Professional	Overseen by	Independent Director
Independent Director	Registrant	Served*	Experience	Independent Director	During Past 5 Years**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

			Principal
			Occupation(s) During
			Past 5 Years and	Number of Funds
Name, Address and		Length of	Other Relevant	in Fund Complex	Other Directorships Held by
Birth Year of	Position(s) Held with	Time	Professional	Overseen by	Independent Director
Independent Director	Registrant	Served*	Experience	Independent Director	During Past 5 Years**
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub- Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012- present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

			Principal
			Occupation(s) During
			Past 5 Years and	Number of Funds
Name, Address and		Length of	Other Relevant	in Fund Complex	Other Directorships Held by
Birth Year of	Position(s) Held with	Time	Professional	Overseen by	Independent Director
Independent Director	Registrant	Served*	Experience	Independent Director	During Past 5 Years**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

Principal
Occupation(s) During
			Past 5 Years and	Number of Funds
Name, Address and		Length of	Other Relevant	in Fund Complex	Other Directorships Held by
Birth Year of	Position(s) Held with	Time	Professional	Overseen by	Independent Director
Independent Director	Registrant	Served*	Experience	Independent Director	During Past 5 Years**
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co- Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

			Principal
			Occupation(s) During
			Past 5 Years and	Number of Funds
Name, Address and		Length of	Other Relevant	in Fund Complex	Other Directorships Held by
Birth Year of	Position(s) Held with	Time	Professional	Overseen by	Independent Director
Independent Director	Registrant	Served*	Experience	Independent Director	During Past 5 Years**
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013- 2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010- 2015).

*                 This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The executive officers of the Company, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2020).

Name, Address and Birth	Position(s) Held with	Length of Time
Year of Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Name, Address and Birth	Position(s) Held with	Length of Time
Year of Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years
Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*                 This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Company: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

It is a policy of the Company’s Board that each Director shall invest in any combination of the Morgan Stanley Funds that the Director determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2020 is set forth in the table below.

Aggregate Dollar
Range of Equity
Securities in All
Registered
Investment
Companies Overseen
	Dollar Range of	by Director in
	Equity Securities in	Family of Investment
	the Fund (as of	Companies (as of
Name of Director	December 31, 2020)	December 31, 2020)
Independent:
Frank L. Bowman	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Nancy C. Everett	None	over $100,000
Jakki L. Haussler	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein(1)	None	over $100,000
Patricia Maleski	None	over $100,000
W. Allen Reed(1)	None	over $100,000

(1)         Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Company, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Company.

As of June 1, 2021, the Directors and officers of the Company, as a group, owned less than 1% of any class of the outstanding common stock of the Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has six committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s system of internal controls; and reviewing the valuation process. The Company has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Company are Nancy C. Everett, Jakki L. Haussler and Joseph J. Kearns. None of the members of the Company’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Company (with such disinterested Directors being “Independent Directors” or individually, an “Independent Director”). Each Independent Director is also “independent” from the Company under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Company is Joseph J. Kearns.

The Board of Directors of the Company also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Company’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Company’s Independent Directors as candidates for election as Independent Directors, advises the Company’s Board with respect to Board composition, procedures and committees, develops and recommends to the Company’s Board a set of corporate governance principles applicable to the Company, monitors and makes recommendations on corporate governance matters and policies and procedures of the Company’s Board of Directors and any Board committees and oversees periodic evaluations of the Company’s Board and its committees. The members of the Governance Committee of the Company are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia Maleski and W. Allen Reed, each of whom is an Independent Director. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Kathleen A. Dennis.

The Company does not have a separate nominating committee. While the Company’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Company believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the Company. Persons recommended by the Company’s Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Company expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Company’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Company and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis and Patricia Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee oversee the Company’s portfolio investment process and review the performance of the Company’s investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Company’s

Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the Company’s primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler and Michael F. Klein are members of the Equity Investment Committee. The Chairperson of the Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Manuel H. Johnson, Joseph J. Kearns and Patricia Maleski are members of the Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.

The Risk Committee assists the Board in connection with the oversight of the Trust’s risks, including investment risks, operational risks and risks posed by the Trust’s service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of the Trust are Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Trustee. The Chairperson of the Risk Committee is Michael F. Klein.

During the Company’s fiscal year ended December 31, 2020, the Board of Directors held the following meetings:

Board of Directors/Committee/Sub-Committee	Number of Meetings
Board of Directors	12
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	4
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	9

The Board has concluded, based on each Director’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Company’s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over

20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.

The Directors’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Company’s management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Director and Officer Indemnification

The Company’s Articles of Incorporation provides that no Director, officer, employee or agent of the Company is liable to the Company or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Company, except as such liability may arise from his/her or its own bad faith, willful malfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Company property for satisfaction of claims arising in connection with the affairs of the Company. With the exceptions stated, the Articles of Incorporation provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Company.

Shareholder Communications

Shareholders may send communications to the Company’s Board of Directors. Shareholders should send communications intended for the Company’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Company’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Company not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2021, each Director (except for the Chair of the Boards) receives an annual retainer fee of $295,000 for serving as a Director of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and Governance Committee Chairperson each receive an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $590,000 for his services and for administrative services provided to each Board.

The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Company who are employed by the Adviser receive no compensation or expense reimbursement from the Company for their services as a Director.

Effective April 1, 2004, the Company began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Company.

Prior to April 1, 2004, the Company maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Company’s Directors from the Company for the fiscal year ended December 31, 2020 and the aggregate compensation payable to each of the Company’s Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2020.

Compensation(1)

		Total Compensation
	Aggregate	From Company and
	Compensation From	Fund Complex Paid
Name	the Company(2)	to the Directors(3)
Frank L. Bowman	$41,620	$355,000
Kathleen A. Dennis	39,241	335,000
Nancy C. Everett	34,503	295,000
Jakki L. Haussler	34,503	295,000
Manuel H. Johnson	40,426	345,000
Joseph J. Kearns(2),(3)	45,665	375,000
Michael F. Klein(2),(3)	39,245	335,000
Patricia Maleski	34,503	295,000
W. Allen Reed(2),(3)	54,301	448,831

(1)         Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)         The amounts shown in this column represent the aggregate compensation before deferral with respect to the Company’s fiscal year. The following Directors deferred compensation from the Company during the fiscal year ended December 31, 2020: Mr. Kearns, $9,380, Mr. Klein, $39,245 and Mr. Reed, $47,668.

(3)         The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2020 before deferral by the Directors under the DC Plan. As of December 31, 2020, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $737,610, $2,622,993 and $4,123,461, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Company’s Independent Directors by the Adopting Funds for the fiscal year ended December 31, 2020, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

	Retirement Benefits Accrued as		Estimated Annual Benefits Upon
	Company Expenses		Retirement(1)
	By the	By all Adopting	From the	From all
Name of Independent Director:	Company(2)	Funds	Company(2)	Adopting Funds
Manuel H. Johnson	$1,589	$32,332	$2,840	$57,237

(1)         Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

(2)         Global Infrastructure Portfolio and Growth Portfolio.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Company and approved a Code of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Company, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Company’s Board of Directors, makes or oversees the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund’s investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of the Fund an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for the Fund. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for the Fund. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of the Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The following table reflects for the Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2018, 2019 and 2020.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated
	Rebates)			Advisory Fees Waived			Affiliated Rebates
	2018	2019	2020	2018	2019	2020	2018	2019	2020
Fund	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Next Gen Emerging Markets	$7,091	$2,443	$786	$0	$34	$170	$9	$1	@

@ Amount is less than $500.

The following table reflects the contractual advisory fee and the maximum expense ratios for the Fund.

	Contractual Rate	Expense Cap	Expense Cap	Expense Cap	Expense Cap	Expense Cap
Fund	of Advisory Fees	Class I	Class A	Class L	Class C	Class IS
Next Gen Emerging Markets	1.25% of daily net assets.	1.85%	2.20%	2.70%	2.95%	1.80%

Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Company is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Company’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Company’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., an indirect wholly-owned subsidiary of Morgan Stanley with principal offices at 522 Fifth Avenue, New York, NY 10036, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Fund Administration

The Adviser also provides administrative services to the Company pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of records, preparation of reports, supervision of the Company’s arrangements with its custodian, and assistance in the preparation of the Company’s registration statement under federal laws. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of the Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2018, 2019 and 2020, the Company paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
	2018	2019	2020
Fund	(000)	(000)	(000)
Next Gen Emerging Markets	$454	$159	$61

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Company. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Company.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Company’s custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, provides dividend disbursing and transfer agency services for the Company.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee they receive from the Company, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Company. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Company invests, the Adviser could be seen as harming the performance of the Company for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•                                          Cash Bonus

•                                          Deferred Compensation:

•                  A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•                  IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•                  Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•                  Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•                  Revenue and profitability of the Firm

•                  Return on equity and risk factors of both the business units and Morgan Stanley

•                  Assets managed by the portfolio manager

•                  External market conditions

•                  New business development and business sustainability

•                  Contribution to client objectives

•                  Team, product and/or MSIM performance

•                  The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods

•                  Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Other Accounts Managed by Portfolio Managers as of December 31, 2020 (unless otherwise indicated)

	Other Registered Investment
	Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Fund and Portfolio Managers	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Next Gen Emerging Markets
Steven Quattry	1	$67.7 million	1	$361.1 million	0	$0
Jorge Chirino*	0	$0	2	$76.2 million	0	$0

Securities Ownership of Portfolio Managers

As of December 31, 2020 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Company is shown below:

Fund and Portfolio Managers	Fund Holdings
Steven Quattry	None
Jorge Chirino*	None

*                 As of March 31, 2021.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund’s independent registered public accounting firm and provides audit and audit-related services, tax-related services and assistance in connection with various SEC filings.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Company’s legal counsel.

Securities Lending

Pursuant to an agreement between the Company and State Street, the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Company, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Company deems necessary to monitor the securities lending program.

For the fiscal year ended December 31, 2020, the Fund did not earn income or incur costs and expenses as a result of its securities lending activities.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Company’s exclusive distributor of Fund shares pursuant to a Distribution Agreement. In addition, to promote the sale of Company shares, the Company has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and Distribution and Shareholder Services Plans with respect to Class L and Class C shares of the Fund under Rule 12b-1 of the 1940 Act (each, a “Plan”). Under the Plans, the Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class A shares’ average daily net assets on an annualized basis. The Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class L shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.50% of the Class L shares’ average daily net assets on an annualized basis. The Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class C shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.75% of the Class C shares’ average daily net assets on an annualized basis. The Distributor may retain any portion of the fees it does not expend in meeting its obligations to the Company. The Distributor may compensate Financial Intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Company. The Distributor and the Adviser also may compensate third-parties out of their own assets. For the Company’s fiscal year ended December 31, 2020, certain amounts paid by the Company with respect to the distribution fee were used to compensate Financial Intermediaries for sales of Class L and Class C shares of the Fund.

The Plans for the Class A, Class L and Class C shares were approved by the Company’s Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

With respect to sales of Class C shares of the Company, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Company’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Company’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Company’s Class C shares annually commencing in the second year after purchase.

The following table describes the distribution and/or shareholder servicing fees paid by the Fund with respect to its Class A, Class L and Class C shares, as applicable, pursuant to the Plans and the distribution-related expenses for the Fund with respect to its Class A, Class L and Class C shares, as applicable, for the fiscal year ended December 31, 2020. To the extent that expenditures on distribution-related activities exceed the fees paid by the Fund, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

			Distribution and/or
			Shareholder
			Servicing Fees
			Retained by Morgan
			Stanley Distribution,
			Inc. (Expenditures in
	Total Distribution		Excess of
	and/or Shareholder	Distribution and/or	Distribution and/or
	Servicing Fees Paid	Shareholder	Shareholder
Fund	by Fund	Servicing Expenses*	Servicing Fees)
Class A
Next Gen Emerging Markets	$20,924	$20,873	$51
Class L
Next Gen Emerging Markets	$2,818	$2,811	$7
Class C

			Distribution and/or
			Shareholder
			Servicing Fees
			Retained by Morgan
			Stanley Distribution,
			Inc. (Expenditures in
	Total Distribution		Excess of
	and/or Shareholder	Distribution and/or	Distribution and/or
	Servicing Fees Paid	Shareholder	Shareholder
Fund	by Fund	Servicing Expenses*	Servicing Fees)
Next Gen Emerging Markets	$7,321	$6,840	$481
Fund Total	$31,063	$30,524	$539

*                 Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.

Revenue Sharing

This section does not apply to Class IS shares. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1                 an ongoing annual fee in an amount of $243,300 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2                 an ongoing annual fee in an amount of $615,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Fund and certain other products managed and/or sponsored by the Adviser or its affiliates;

3                 on Class I, Class A, Class L and Class C shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

4                 on Class I shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5                 on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% of the amount sold, as applicable*.

With respect to Morgan Stanley & Co. LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1                 on shares of the Fund, a fee in an amount up to 20% of the advisory fee the Adviser receives from such Fund attributable to such shares for the applicable period, not to exceed one year.

With respect to other Financial Intermediaries, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1                 on Class I, Class A, Class L and Class C shares of the Fund, reimbursement for ticket charges applied to Fund shares;

2                 on Class I, Class A, Class L and Class C shares of the Fund held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3                 an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Fund through brokerage accounts;

4                 on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00%.

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Financial Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

BROKERAGE PRACTICES

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Company anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser selects broker-dealers for the execution of transactions for the Fund in accordance with its duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser is not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

When effecting transactions on behalf of the Fund, the Adviser may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to the Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.

Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.

The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.

The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.

Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed-income securities. Consistent with long-standing industry practice in the fixed-income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed-income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed-income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.

Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed-income research from their own resources. Following its withdrawal from the EU on January 31, 2020, the United Kingdom has entered a transition period, during which EU law (including MiFID II) will continue to apply in the United Kingdom. Following the transition period, investment managers in the United Kingdom may still be required to comply with certain MiFID II equivalent requirements in accordance with the handbook of rules and guidance issued by the Financial Conduct Authority.

When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser effects aggregated orders in a manner designed to ensure that no participating client is favored over any other client.

In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser is not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Company may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Company’s Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Company is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Company’s Adviser.

During the fiscal years ended December 31, 2018, 2019 and 2020, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2018, 2019 and 2020, the Company paid brokerage commissions of approximately $9,886,317, $8,619,316 and $8,167,837, respectively. During the fiscal years ended December 31, 2018, 2019 and 2020, the Company paid in the aggregate $6,210, $1,664 and $0, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/ or its affiliated broker-dealers. During the fiscal year ended December 31, 2020, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.00% of the total brokerage commissions paid by the Company during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.00% of the aggregate dollar value of all portfolio transactions of the Company during the period for which commissions were paid.

For the fiscal year ended December 31, 2020, the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2020
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated
		broker-dealers
	Total Commissions		Percent of Total	Percent of Total
Fund	Paid	Total Commissions	Commissions	Brokered Transactions
Next Gen Emerging Markets	$385,043	$0	0.00%	0.00%

For the fiscal years ended December 31, 2018 and 2019, the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

Brokerage Commissions Paid During Fiscal Year Ended December 31, 2018 and 2019
	Fiscal Year Ended December 31, 2018		Fiscal Year Ended December 31, 2019
		Morgan Stanley & Co. LLC		Morgan Stanley & Co. LLC
		and/or its affiliated broker-		and/or its affiliated broker-
Fund	Total	dealers	Total	dealers
Next Gen Emerging Markets	$1,946,870	$926	$1,007,956	$0

Regular Broker-Dealers

During the fiscal year ended December 31, 2020, the Fund purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Company or the Fund in the largest dollar amounts during the period.

Fund	Issuer
Next Gen Emerging Markets	BRAC EPL Stock Brokerage Limited

At December 31, 2020, the Fund held securities issued by such brokers or dealers with the following market values:

		Approximate Market Value
Fund	Regular Broker-Dealer	at 12/31/20
Next Gen Emerging Markets	BRAC EPL Stock Brokerage Limited	$1,527,000

Portfolio Turnover

The Fund generally does not invest for short-term trading purposes; however, when circumstances warrant, the Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Fund to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Company History

The Company was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Company filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Company changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Company changed its name to Morgan Stanley Institutional Fund, Inc. The Fund changed its name from Frontier Emerging Markets Portfolio to Frontier Markets Portfolio effective March 31, 2017. In addition, the Fund changed its name from Frontier Markets Portfolio to Next Gen Emerging Markets Portfolio effective June 30, 2021.

Description of Shares and Voting Rights

The Company’s Amended and Restated Articles of Incorporation permit the Directors to issue 119 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of the Fund of the Company, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Fund shares have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Company. No portfolio of the Company is subject to the liabilities of any other portfolio of the Company.

Dividends and Capital Gains Distributions

The Company’s policy is to distribute substantially all of the Fund’s net investment income, if any. The Company may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see “Taxes”). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the Fund by an investor may have the effect of reducing the per share NAV of the Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the Prospectus.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Company by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Company, the Fund and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company, Fund or shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund within the Company is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to the Fund separately, rather than to the Company as a whole.

Regulated Investment Company Qualifications

The Fund intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by the Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Fund held the stock for more than a year.

For purposes of the diversification requirement described above, the Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Tax Treatment of the Fund and Shareholders

The Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from the Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. Dividends received by the Fund from a passive foreign investment company (discussed below) are generally not eligible to be treated as qualified dividends.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Applicable Treasury regulation permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of the Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years before 2026 and, in the case of a corporate shareholder, 21% for taxable years beginning in 2018 or later) to the extent of the Fund’s earnings and profits.

Under recently issued Treasury regulations, certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

The Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. The Fund will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends-received deduction for corporations.

Gains or losses on the sale of securities by the Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund (or its administrative agent) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated. The amounts of the Fund’s distributions are driven by federal tax requirements. The Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.

The Company may be required to withhold and remit to the U.S. Treasury an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Company that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.

The Company may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Company may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Company receives no payments in cash on the security during the year. To the extent that the Company makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Company level. Such distributions will be made from the available cash of the Company or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Company may realize a gain or loss from such sales. In the event the Company realizes net capital gains from such transactions, the Company and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

The Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When the Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by the Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by the Fund.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund’s net investment income available to be distributed to its shareholders as ordinary income.

It is expected that the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

The Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, the Fund’s distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 1, 2021, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any class of the Fund’s outstanding shares.

Fund	Name and Address	% of Class
Class I
Next Gen Emerging Markets	National Financial Services LLC
	For Exclusive Benefit of our Customer
	499 Washington BLVD.
	ATTN Mutual Funds Dept - 4th Floor
	Jersey City, NJ 07310-1995	25.83%
	Morgan Stanley & Co
	Harborside Financial Center
	Plaza II, 3rd Fl.
	Jersey City, NJ 07311	24.07%
	Wells Fargo Clearing Services LLC
	A/C 1699-0135
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	13.55%
Class A
Next Gen Emerging Markets	National Financial Services LLC
	For Exclusive Benefit of our Customer
	ATTN Mutual Funds Dept - 4th Floor
	499 Washington BLVD.
	Jersey City, NJ 07310-1995	32.60%
	Charles Schwab & Co Inc.
	ATTN Mutual Funds
	101 Montgomery St
	San Francisco, CA 94104-4151	21.02%
	Morgan Stanley & Co
	Harborside Financial Center
	Plaza II, 3rd Fl.
	Jersey City, NJ 07311	19.10%
	Wells Fargo Clearing Services LLC
	A/C 1699-0135
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	10.79%
Class L
Next Gen Emerging Markets	Morgan Stanley & Co
	Harborside Financial Center
	Plaza II, 3rd Fl.
	Jersey City, NJ 07311	48.31%
	LPL Financial
	Omnibus Customer Account
	ATTN Mutual Fund Trading
	4707 Executive Dr.
	San Diego, CA 92121-3091	37.69%
	Robert W Baird & Co Inc
	A/C 4745-0220
	777 East Wisconsin Avenue
	Milwaukee, WI 53202-5391	13.13%

Fund	Name and Address	% of Class
Class C
Next Gen Emerging Markets	Wells Fargo Clearing Services, LLC
	A/C 1699-0135
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	64.30%
	Morgan Stanley & Co
	Harborside Financial Center
	Plaza II, 3rd Fl.
	Jersey City, NJ 07311	14.69%
	UBS WM USA
	0O0 11011 6100
	Omni Account M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 Harbor BLVD.
	Weehawken, NJ 07086-6761	12.15%
Class IS
Next Gen Emerging Markets	The Vanguard Fiduciary Trust Co.
	MSDW Class A Funds
	PO Box 2600, VM 613 Outside Funds
	Valley Forge, PA 19482-2600	95.59%

As of June 1, 2021, no person was known by the Company to own beneficially or of record 5% or more of any outstanding class of shares of the Fund not listed above.

The persons listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Control persons could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Fund for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

			Average Annual Five	Average Annual Ten	Average Annual
Fund	Inception Date	One Year	Years	Years	Since Inception
Next Gen Emerging Markets
Class I*	8/25/2008	14.02%	4.49%	3.62%	1.63%
Class A	9/14/2012	13.57%	4.14%	N/A	5.53%
Class L	9/14/2012	13.01%	3.55%	N/A	4.92%
Class C	4/30/2015	12.74%	3.35%	N/A	0.22%
Class IS	2/27/2015	14.02%	4.52%	N/A	1.77%

*                 Performance shown for the Fund’s Class I shares reflects the performance of the common shares of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Frontier Predecessor Fund”) for periods prior to September 17, 2012.

The average annual compounded rates of return, inclusive of a maximum sales charge of 5.25% for the Fund of the Class A shares of the Fund for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

			Average Annual Five	Average Annual Ten	Average Annual Since
Fund	Inception Date	One Year	Years	Years	Inception
Next Gen Emerging Markets
Class A	9/14/2012	7.61%	3.02%	N/A	4.85%

The average annual compounded rates of return, inclusive of a deferred sales charge of 1.00% for the Fund of the Class C shares of the Fund for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

			Average Annual Five	Average Annual Ten	Average Annual Since
Fund	Inception Date	One Year	Years	Years	Inception
Next Gen Emerging Markets
Class C	4/30/2015	11.74%	3.35%	N/A	0.22%

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares of the Fund for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

			Average Annual Five	Average Annual Ten	Average Annual Since
Fund	Inception Date	One Year	Years	Years	Inception
Next Gen Emerging Markets*
Class I	8/25/2008	14.01%	4.21%	3.41%	1.43%

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I Shares of the Fund for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

			Average Annual Five	Average Annual Ten	Average Annual Since
Fund	Inception Date	One Year	Years	Years	Inception
Next Gen Emerging Markets*
Class I	8/25/2008	8.30%	3.56%	2.94%	1.33%

*                 Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the Fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The Adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund (e.g., the Adviser may refrain from making investments for the Fund that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply to the businesses within the Adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including the Fund, is assigned a portfolio manager by the Adviser. The portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.

In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of the Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.

Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on the Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with the Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Section 10(f) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the Adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or the Fund’s best interests.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by the Fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of the Fund’s investment (which will reduce the net return realized by the Fund).

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2020, including notes thereto, and the report of Ernst & Young LLP, the Fund’s registered public accounting firm, are herein incorporated by reference to the Fund’s Annual Report to Shareholders. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT EQUITY PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited MS 522 CLO Manager LLC, and MS 522 CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

•                                          With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

•                                          For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

•                                          For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

•                                          In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting, MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not

A-1

limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain from or vote against matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•                                          Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                                          General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                                          Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1                                         Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a                                         We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b                                         We consider withholding support from or voting against interested directors if the company’s board does not meet market

A-2

standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i                     At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii                  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c                                          Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d                                         We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e                                          We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f                                           We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g                                          In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h                                         We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i                                             We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j                                            We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k                                         We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2                                         Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3                                         Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/ governance committees.

4                                         Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.

5                                         Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

A-3

6                                         Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group

7                                         Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8                                         Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9                                         Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10                                  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11                                  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12                                  Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1                                         We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•                  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing

A-4

share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2                                         We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1                                         Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2                                         Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3                                         Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4                                         Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5                                         Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6                                         Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

A-5

7                                         Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1              We generally support the following:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2                                         We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3                                         In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4                                         Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5                                         We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6                                         We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7                                         Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8                                         Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

A-6

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.

Environmental Issues

We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate.

Social Issues

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.

J. Funds of Funds. Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF THE POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A-7

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

1                 The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2                 The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

3                 Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4                 One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1                 If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2                 If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3                 If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed- End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

A-8

IV. RECORDKEEPING

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018, September 24-25, 2019 and September 30-October 1, 2020.

A-9

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non- discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1                 Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2                 Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

A-10

APPENDIX B — DESCRIPTION OF RATINGS

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

I. S&P’s Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

II. S&P’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

III. Municipal Short-Term Note Ratings

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action anywhere default on an obligation is a virtual certainty, for example, due to automatic stay provisions.

Moody’s Investors, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I. Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

II. Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.

Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

(This page intentionally left blank)

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on August 6, 2021 at 9:00 a.m. New York Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. EMERGING MARKETS SMALL CAP PORTFOLIO SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2021

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Emerging Markets Small Cap Portfolio (the “Acquired Fund”). The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Portfolio held of record by the undersigned on June 25, 2021, at the Special Meeting of Stockholders to be held by audio teleconference on August 6, 2021, at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MOR_32269_070621

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held via audio teleconference only on August 6, 2021.

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/mor-32269

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

Proposal THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

		FOR	AGAINST	ABSTAIN
1.

To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated July 1, 2021 (the “Reorganization Agreement”), between Morgan Stanley Institutional Fund, Inc., on behalf of the Acquired Fund, and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio (“MSIF Next Gen Emerging Markets” or the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock (“shares”) of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the “Reorganization”). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization.

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each stockholder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MOR 32269	xxxxxxxx

 I II Ill MSIF EMERGING MARKETS SMALL CAP PORT-IS THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 lElE .... .... ......11472 0797 1023 31311 • D m 181 Return this form in the enclosed postage-paid envelope. Call Attend and Visit www.ProxyVote.com 1-800-454-8683 vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640-Z80781 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. 0 vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., MSIF EMERGING MARKETS SMALL CAP PORT-IS Pleasecheckthis boxifyou planto attend the Meetingand The Board recommends you vote FOR the following proposal(s): 1For Against Abstain 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1••1.1•••111 ••1.11••••••111 ••1.1 1472 0797 1023 313108/06/21123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXI61760X166lElElElElEACCOUNTZ80781-01S GS2

 I I MSIF EMERGING MARKETS SMALL CAP PORT-IS THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. 0., NN IHPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 N ......11472 0797 1023 31311 • D Call 1-800-454-8683 m Visit www.ProxyVote.com 181 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640-Z80781 PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., certain future investor cornrrrunications in a single package per household. 1 ••1.1 •••111 ••1.11 ••••••111 ••1.1 MSIF EMERGING MARKETS SMALL CAP PORT-IS Pleasecheckthis boxifyou planto attend the Meetingand 0 The Board recommends you vote FOR the following proposal(s): 1For Against Abstain 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. YesNo HOUSEHOLDING ELECTION-P!ease indicate if you consent to receive00 1472 0797 1023 313108/06/21123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXI61760Xl66II!I!IIIIIACCOUNTZ80781-01S GS2

II II N 0., IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS CHHJ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 .......,.. N ..... PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS V20 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as" Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: •The issuer agrees to have its documents Househeld. •You agree to or do not object to the Householding of your materials. •You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. Z80781-01S

 I II Ill MSIF EMERGING MARKETS SMALL CAP PORT-I THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 ......h472 0797 1133 31411 • D Call Attend and Vi5it Return this form po5tage-paid envelope. vote at the www.ProxyVote.com 1-800454-8683 i n the enclosed . meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640·Z80781 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., MSIF EMERGING MARKETS SMALL CAP PORT-IPleasecheckthis boxifyou planto attend the Meetingand 0 The Board recommends you vote FOR the following proposal(s): 1For Against Abstain 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1••1.1•••111 ••1.11••••••111 ••1.1 1472 0797 1133 314108/06/21123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXI61760Xl74II!I!IIIIIACCOUNTZ80781-01S GS2

 I I I I I MSIF EMERGING MARKETS SMALL CAP PORT-I THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. 0., IHPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 N ......h472 0797 1133 31411 • D m 181 Return this form in the enclosed postage-paid envelope. Attend and Visit Call www.ProxyVote.com 1-800-454-8683 vote at the meeting. VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640-Z80781 PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. Abstain of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., · II!I!IIIIIACCOUNT Signature [PLEASE SIGN WITHIN BOXI 61760Xl74 Z80781-01S GS2 Date MSIF EMERGING MARKETS SMALL CAP PORT-IPleasecheckthis boxifyou planto attend the Meetingand 0 The Board recommends you vote FOR the following proposal(s): 1For Against 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. YesNo HOUSEHOLDING ELECTION-P!ease indicate if you consent to receive00 certain future investor cornrrrunications in a single package per household.1 ••1.1 •••111 ••1.11 ••••••111 ••1.1 III1472 0797 1133 314108/06/21123,456,789,012.00000 ·.:·.,·.. -

II II N 0., IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS CHHJ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 .......,.. N ..... PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS V20 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as" Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: •The issuer agrees to have its documents Househeld. •You agree to or do not object to the Householding of your materials. •You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. Z80781-01S

 Ill I I Ill MSIF EMERGING MARKETS SMALL CAP PORT-C THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 ......11472 0797 1243 31611 D Attend and vote at the meeting. Call Vi5it Return this form in the enclosed po5tage-paid envelope. www.ProxyVote.com 1-800-454-8683 i 1;1/j "f ;:.;.§ftS. can to view materials and vote via smartphone. VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640-Z80781 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., MSIF EMERGING MARKETS SMALL CAP PORT-C Please check this box if you plan to attend the Meeting and 0 The Board recommends you vote FOR the following proposal(s): 1For Against Abstain 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1••1.1•••111 ••1.11••••••111 ••1.1 III1472 0797 1243 316108/06/21123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXIDate 61760Xl82II!I!IIIIIACCOUNTZ80781-01S GS2

 I II I I MSIF EMERGING MARKETS SMALL CAP PORT-C THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. 0., IHPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUHENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 N ......11472 0797 1243 31611 • D m 181 Return this form in the enclosed postage-paid envelope. Attend and Visit Call www.ProxyVote.com 1-800-454-8683 vote at the meeting. VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640-Z80781 PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., certain future investor cornrrrunications in a single package per household. 1 ••1.1 •••111 ••1.11 ••••••111 ••1.1 MSIF EMERGING MARKETS SMALL CAP PORT-C Pleasecheckthis boxifyou planto attend the Meetingand 0 The Board recommends you vote FOR the following proposal(s): 1For 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan0 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. YesNo HOUSEHOLDING ELECTION-P!ease indicate if you consent to receive00 1472 0797 1243 316108/06/21123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOXI61760Xl82II!I!IIIIIACCOUNTZ80781-01S GS2 Against Abstain 00

I II II N 0., IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS CHHJ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 .......,.. N ..... PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS V20 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as" Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: •The issuer agrees to have its documents Househeld. •You agree to or do not object to the Householding of your materials. •You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. Z80781-01S

 I II II Ill MSIF EMERGING MARKETS SMALL CAP PORT-A THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. .... 0-...1 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 ......11472 0797 1353 31811 • D Call 1-800-454-8683 Attend and Vi5it www.ProxyVote.com Return this form in the enclosed po5tage-paid envelope• vote at the meeting. .."'.. 13 13E• SWii3 · .. Sca n to view materials and vote via smartphone. VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions. we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640·Z80781 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., MSIF EMERGING MARKETS SMALL CAP PORT-A Pleasecheckthis boxifyou planto attend the Meetingand 0 The Board recommends you vote FOR the following proposal(s): 1For Against Abstain 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1••1.1•••111 ••1.11••••••111 ••1.1 1472 0797 1353 318108/06/21123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOX]61760X190II!I!IIIIIACCOUNTZ80781-01S GS2

 II I MSIF EMERGING MARKETS SMALL CAP PORT-A THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 08/06/21at 09:00A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 08/05/2021 to be counted. 0., <» N IHPORTANT NOTICE REGARDING DELIVERY .... OF SECURITY HOLDER DOCUHENTS (HHl BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 .... ......11472 0797 1353 31811 • D Call 1-800-454-8683 m Visit www.ProxyVote.com 181 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com,enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares. If you sign and return this form, we will vote any unmarked items based on the board's recommendations. X D57640-Z80781 PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote these shares in person. of Reorganization, dated July 1, 2021 (the "Reorganization Agreement"), between Morgan Stanley Institutional Fund, Inc., certain future investor cornrrrunications in a single package per household. 1 ••1.1 •••111 ••1.11 ••••••111 ••1.1 II!I!IIIIIACCOUNT Signature [PLEASE SIGN WITHIN BOXI 61760Xl90 Z80781-01S GS2 Date III1472 0797 1353 318108/06/21123,456,789,012.00000.... MSIF EMERGING MARKETS SMALL CAP PORT-A Pleasecheckthis boxifyou planto attend the Meetingand 0 The Board recommends you vote FOR the following proposal(s): 1For Against Abstain 1. To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan000 on behalf of the Emerging Markets Small Cap Portfolio (the "Acquired Fund"), and Morgan Stanley Institutional Fund, Inc., on behalf of the Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of common stock ("shares") of the Acquiring Fund of the classes described in the accompanying Proxy Statement and Prospectus and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. YesNo HOUSEHOLDING ELECTION-P!ease indicate if you consent to receive00 r.·.

I II N 0., IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS CHHJ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 .......,.. N ..... PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS V20 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as" Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: •The issuer agrees to have its documents Househeld. •You agree to or do not object to the Householding of your materials. •You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. Z80781-01S